--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM N-1A

     REGISTRATION STATEMENT (NO. 33-19446) UNDER THE SECURITIES ACT OF 1933

                           PRE-EFFECTIVE AMENDMENT NO.


                         POST-EFFECTIVE AMENDMENT NO. 26


                                       AND

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                                AMENDMENT NO. 28


                              VANGUARD FENWAY FUNDS
                 (FORMERLY KNOWN AS VANGUARD EQUITY INCOME FUND)
         (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST

                      P.O. BOX 2600, VALLEY FORGE, PA 19482
                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                           R. GREGORY BARTON, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482



                IT IS PROPOSED THAT THIS FILING BECOME EFFECTIVE:
           ON NOVEMBER 16, 2001, PURSUANT TO PARAGRAPH (B) OF RULE 485.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The prospectuses for Vanguard Growth Equity Fund are incorporated by reference from the prior filing of the 24th Post-Effective Amendment to the Trust's Registration Statement on Form N-1A.

VANGUARD EQUITY INCOME FUND

INVESTOR SHARES AND ADMIRAL SHARES


NOVEMBER 16, 2001



This prospectus
contains financial data
for the Fund through
the fiscal period ended
March 31, 2001.





Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                                                    [THE VANGUARD GROUP(R) LOGO]

VANGUARD EQUITY INCOME FUND

INVESTOR SHARES AND ADMIRAL SHARES

PROSPECTUS


NOVEMBER 16, 2001


A VALUE STOCK MUTUAL FUND
--------------------------------------------------------------------------------
CONTENTS

   1 FUND PROFILE

   3 ADDITIONAL INFORMATION

   4 MORE ON THE FUND

   8 THE FUND AND VANGUARD

   8 INVESTMENT ADVISERS

  10 DIVIDENDS, CAPITAL GAINS, AND TAXES

  12 SHARE PRICE

  13 FINANCIAL HIGHLIGHTS

  15 INVESTING WITH VANGUARD
     15 Buying Shares
     16 Converting Shares
     17 Redeeming Shares
     19 Other Rules You Should Know
     21 Fund and Account Updates
     22 Contacting Vanguard

 GLOSSARY (inside back cover)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHY READING THIS PROSPECTUS IS IMPORTANT
This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk(R)" explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHARE CLASSES
The Fund offers two separate classes of shares: Investor Shares and Admiral Shares. Please note that Admiral Shares are NOT available to:
o    SIMPLE IRAs and 403(b)(7) custodial accounts;
o Other retirement plan accounts receiving special administrative services from Vanguard; or
o Accounts maintained by financial intermediaries, except in limited circumstances.

The Fund's separate share classes have different expenses; as a result, their investment performances will differ.

--------------------------------------------------------------------------------

FUND PROFILE

INVESTMENT OBJECTIVE
The Fund seeks to provide high current income and reasonable long-term capital growth.

PRIMARY INVESTMENT STRATEGIES
The Fund invests mainly in dividend-paying common stocks of established, large U.S. companies. Each stock is purchased when it is undervalued relative to its individual history and to the market. Generally, at the time of purchase, the stocks are out of favor with the investment community.

PRIMARY RISKS

An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

o Investment style risk, which is the chance that returns from large-capitalization value stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.
o Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the Fund's performance has varied from one calendar year to another over the past ten years. The table shows how the Fund's average annual total returns compare with those of relevant market indexes over set periods of time. Both the bar chart and the table present information for the Fund's Investor Shares only, because Admiral Shares were not available during the time periods shown. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
                      ANNUAL TOTAL RETURNS-INVESTOR SHARES
--------------------------------------------------------------------------------
      [SCALE -20% TO 50%]
                       1991           25.38%
                       1992            9.18%
                       1993           14.65%
                       1994           -1.59%
                       1995           37.34%
                       1996           17.39%
                       1997           31.17%
                       1998           17.34%
                       1999           -0.19%
                       2000           13.57%
--------------------------------------------------------------------------------

The Fund's year-to-date return as of the most recent calendar quarter, which ended September 30, 2001, was -7.56%.

--------------------------------------------------------------------------------

     During the period shown in the bar chart, the highest return for a calendar quarter was 13.38% (quarter ended March 31, 1991), and the lowest return for a quarter was -8.37% (quarter ended September 30, 1999).

2

--------------------------------------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------
                                       1 YEAR       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
Vanguard Equity Income Fund
 Investor Shares                       13.57%       15.42%         15.82%
Standard & Poor's 500 Index            -9.10        18.33          17.46
Average Equity Income Fund*             6.77        13.06          14.33
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.
--------------------------------------------------------------------------------

FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year.

                                                      INVESTOR        ADMIRAL
                                                        SHARES         SHARES
                                               -----------------     ----------
SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                 None           None
Sales Charge (Load) Imposed on Reinvested                 None           None
Dividends:
Redemption Fee:                                           None           None
Exchange Fee:                                             None           None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                     0.41%          0.34%
12b-1 Distribution Fee:                                   None           None
Other Expenses:                                          0.02%          0.01%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                   0.43%          0.35%


The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses match our estimates. The results apply whether or not you redeem your investment at the end of the given period.


--------------------------------------------------------------------------------
                        1 YEAR      3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
INVESTOR SHARES          $44         $138         $241         $542
ADMIRAL SHARES            36          113          197          443
--------------------------------------------------------------------------------

     THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  FUND EXPENSES

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. We expect Vanguard Equity Income Fund's expense ratios for the current fiscal year to be as follows: for Investor Shares, 0.43%, or $4.30 per $1,000 of average net assets; for Admiral Shares, 0.35%, or $3.50 per $1,000 of average net assets. The average equity income mutual fund had expenses in 2000 of 1.37%, or $13.70 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING
Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with the fund's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS                  MINIMUM INITIAL INVESTMENT
Dividends are distributed quarterly in       Investor Shares--$3,000; $1,000 for
March, June, September, and December;        IRAs and custodial accounts for
capital gains, if any, are distributed       minors
in December.                                 Admiral Shares--$250,000

INVESTMENT ADVISERS                          CONVERSION FEATURES
* Newell Associates, Palo Alto, Calif.,      Investor Shares--May be converted
  since inception                            to Admiral Shares if you meet
* John A. Levin & Co., Inc., New York        certain account balance and tenure
  City, N.Y., since 1995                     requirements
* Wellington Management Company, LLP,        Admiral Shares--Will be converted
  Boston, Mass., since 2000                  to Investor Shares if you are no
* The Vanguard Group, Valley Forge, Pa.,     longer eligible for Admiral Shares
  since 1998
                                             NEWSPAPER ABBREVIATION
INCEPTION DATE                               Investor Shares--EqInc
Investor Shares--March 21, 1988              Admiral Shares--EqIncAdml
Admiral Shares--August 13, 2001
                                             VANGUARD FUND NUMBER
NET ASSETS (INVESTOR SHARES) AS OF           Investor Shares--065
MARCH 31, 2001                               Admiral Shares--565
$2.5 billion
                                             CUSIP NUMBER
SUITABLE FOR IRAS                            Investor Shares--921921102
Yes                                          Admiral Shares--921921300


                                             TICKER SYMBOL
                                             Investor Shares--VEIPX
                                             Admiral Shares--VEIRX

--------------------------------------------------------------------------------

4

MORE ON THE FUND
This prospectus describes risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] LOGO symbol throughout the prospectus. It is used to mark detailed information about each type of risk that you would confront as a Fund shareholder.

     The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.

     Finally, you'll find information on other important features of the Fund.

MARKET EXPOSURE
The Fund invests mainly in common stocks of large, established companies that pay above-average dividends. At the time of purchase by the Fund, a stock is usually out of favor with the investment community and undervalued relative to its individual history and to the market.

     Stocks purchased by the Fund are expected to produce a relatively high and stable level of income and to have the potential for long-term capital appreciation. In the past, stocks with relatively high dividend yields have tended to lag the overall stock market during periods when stock prices generally are rising and to outperform it during periods of flat or declining prices.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                          VALUE FUNDS AND GROWTH FUNDS
Value investing and growth investing are two styles employed by stock fund managers. Value funds generally emphasize stocks of companies from which the market does not expect strong growth. The prices of value stocks typically are below-average in comparison to such measures as earnings and book value, and these stocks typically have above-average dividend yields. Growth funds generally focus on companies believed to have above-average potential for growth in revenue and earnings. Reflecting the market's high expectations for superior growth, such stocks typically have low dividend yields and above-average prices in relation to such measures as revenue, earnings, and book value. Value and growth stocks have, in the past, produced similar long-term returns, though each category has periods when it outperforms the other. In general, value funds are appropriate for investors who want some dividend income and the potential for capital gains, but are less tolerant of share-price fluctuations. Growth funds, by contrast, appeal to investors who will accept more volatility in hopes of a greater increase in share price. Growth funds also may appeal to investors with taxable accounts who want a higher proportion of returns to come as capital gains (which may be taxed at lower rates than dividend income).
--------------------------------------------------------------------------------

[FLAG] THE FUND IS SUBJECT TO STOCK MARKET RISK,  WHICH IS THE CHANCE THAT STOCK
     PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

     To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns for the U.S. stock market over various periods as measured by the Standard and Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term.

--------------------------------------------------------------------------------
                      U.S. STOCK MARKET RETURNS (1926-2000)
--------------------------------------------------------------------------------
                   1 YEAR      5 YEARS    10 YEARS    20 YEARS
--------------------------------------------------------------------------------
Best                54.2%       28.6%      19.9%       17.8%
Worst              -43.1       -12.4       -0.8         3.1
Average             12.9        11.1       11.2        11.2
--------------------------------------------------------------------------------


     The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2000. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 11.1%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or this Fund in particular.

[FLAG] THE FUND IS SUBJECT TO  INVESTMENT  STYLE RISK,  WHICH IS THE CHANCE THAT
     RETURNS FROM THE TYPES OF STOCKS IN WHICH IT INVESTS WILL TRAIL RETURNS FROM THE OVERALL MARKET. AS A GROUP, VALUE STOCKS TEND TO GO THROUGH CYCLES OF DOING BETTER--OR WORSE--THAN THE STOCK MARKET IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.


SECURITY SELECTION
Vanguard Equity Income Fund employs four investment advisers, each of which independently chooses and maintains a portfolio of common stocks for the Fund. The Fund's board of trustees decides the proportion of Fund assets to be managed by each adviser and may change these proportions at any time.

     Three of the four advisers use active investment management methods, which means they buy and sell securities based on their judgments about the financial prospects of companies, the prices of the securities, and the stock market and economy in general. Although each of these advisers uses different processes to select securities for its portion of the Fund's assets, each is committed to buying stocks that produce above-average income and that, in the adviser's opinion, have the potential for long-term capital growth.

     Newell Associates (Newell), which managed about 50% of the Fund's assets as of March 31, 2001, selects stocks of large, well-established, dividend-paying U.S.-traded companies. These stocks are purchased when their valuation levels are low, based on the firm's proprietary Relative Yield Strategy analysis, and sold when valuation levels are high, based on that analysis.

6

     John A. Levin & Co., Inc. (Levin), which managed about 22% of the Fund's assets as of March 31, 2001, selects stocks of companies with one or more of the following attributes: a strong proprietary product or service; a low share price in relation to cash flow or asset value; a new product or development; or some other unique situation that offers attractive prospects for long-term returns and limited risk. Levin generally considers purchasing stocks when their valuation levels are low and considers selling stocks when their valuation levels are high.

     Wellington Management Company, LLP (Wellington Management), which managed about 23% of the Fund's assets as of March 31, 2001, employs a fundamental approach to identify individual stocks, and seeks stocks that offer above-average dividend yields, below-average valuations, and the potential for dividend increases in the future. Securities are sold when an investment is no longer considered as attractive as other available investments, based on Wellington Management's fundamental valuation approach.


     The Vanguard Group (Vanguard) managed about 5% of the Fund's assets as of March 31, 2001. Vanguard typically invests its portion of the Fund's assets in stock futures and/or shares of exchange-traded funds, including Vanguard Total Stock Market VIPERS(TM), to achieve performance similar to that of common stocks while maintaining flexibility to meet the liquidity needs of the Fund. Investments in exchange-traded fund shares are made in accordance with limitations imposed under the Investment Company Act. For more details on the Fund's policy on futures, see "Other Investment Policies and Risks".


     The Fund is generally managed without regard to tax ramifications.


[FLAG] THE  FUND IS  SUBJECT  TO  MANAGER  RISK,  WHICH IS THE  CHANCE  THAT THE
     ADVISERS WILL DO A POOR JOB OF SELECTING THE SECURITIES OR COUNTRIES IN WHICH THE FUND INVESTS.


OTHER INVESTMENT POLICIES AND RISKS
Besides investing in dividend-paying stocks, the Fund may make certain other kinds of investments to achieve its objective.

     Although the Fund typically does not make significant investments in foreign securities, it reserves the right to invest up to 20% of its assets this way. Foreign securities may be traded on U.S. or foreign markets. To the extent that it owns foreign securities, the Fund is subject to (1) country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or a natural disaster--will weaken a country's securities markets; and
(2) currency risk, which is the chance that a foreign investment will decrease in value because of unfavorable changes in currency exchange rates.

[FLAG] THE FUND MAY INVEST, TO A LIMITED EXTENT, IN DERIVATIVES. DERIVATIVES MAY
     INVOLVE  RISKS  DIFFERENT  FROM,  AND  POSSIBLY   GREATER  THAN,  THOSE  OF
     TRADITIONAL INVESTMENTS.

     The Fund may invest in stock futures and options contracts, which are traditional types of derivatives. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. The Fund will not use futures for speculative purposes or as leveraged investments that magnify gains or losses. The Fund's obligation under futures contracts will not exceed 20% of its total assets.

The reasons for which the Fund will invest in futures and options are:
o To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.
o To reduce the Fund's transaction costs or add value when these instruments are favorably priced.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                   DERIVATIVES
A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value. If used for speculation or as leveraged investments, derivatives can carry considerable risks.
--------------------------------------------------------------------------------


     The Fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but otherwise fail to achieve its investment objective.


COSTS AND MARKET-TIMING

Some investors try to profit from a strategy called market-timing--switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. This is why all Vanguard funds have adopted special policies to discourage short-term trading or to compensate the funds for the costs associated with it.
Specifically:


o Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to efficient portfolio management. A purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.
o Each Vanguard fund (except the money market funds) limits the number of times that an investor can exchange into and out of the fund.
o    Each Vanguard fund reserves the right to stop offering shares at any time.

o Vanguard U.S. Stock Index Funds, International Stock Index Funds, REIT Index Fund, Balanced Index Fund, and Growth and Income Fund generally do NOT accept exchanges by telephone, by fax, or online. (IRAs and other retirement accounts are not subject to this rule.)

o    Certain   Vanguard  funds  charge  purchase   and/or   redemption  fees  on
     transactions.
See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

     THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

8

TURNOVER RATE

Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  TURNOVER RATE
Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income. As of March 31, 2001, the average turnover rate for all large-cap value funds was approximately 84%, according to Morningstar, Inc.
--------------------------------------------------------------------------------

THE FUND AND VANGUARD

The Fund is a member of The Vanguard Group, a family of more than 35 investment companies with more than 100 funds holding assets in excess of $500 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.


     Vanguard  also  provides   marketing   services  to  the  funds.   Although
shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE
The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
--------------------------------------------------------------------------------

INVESTMENT ADVISERS
The Fund uses a multimanager approach. It employs four investment advisers, each of which independently manages a separate portion of the Fund's assets, subject to the control of the trustees and officers of the Fund.
o Newell Associates, 525 University Avenue, Palo Alto, CA 94301, is an investment advisory firm founded in 1986. As of March 31, 2001, Newell managed about $1.7 billion in assets.

o John A. Levin & Co., Inc., One Rockefeller Plaza, 19th Floor, New York, NY 10020, is an investment advisory firm founded in 1982. As of March 31, 2001, Levin managed about $11.7 billion in assets.
o Wellington Management Company, LLP, 75 State Street, Boston, MA 02109, is an investment advisory firm founded in 1928. As of March 31, 2001, Wellington Management managed about $270 billion in assets.
o The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482, founded in 1975, is a wholly owned subsidiary of the Vanguard funds. As of March 31, 2001, Vanguard served as adviser for about $375 billion in assets.

     The Fund pays three of its investment advisers--Newell, Levin, and Wellington Management--on a quarterly basis. For each adviser, the quarterly fee is based on certain annual percentage rates applied to average net assets managed by the adviser over the quarterly period. In addition, the quarterly fees paid to Levin and Wellington Management are increased or decreased based upon the adviser's performance in comparison to a benchmark index. For these purposes, the cumulative total return of each adviser's portion of the Fund over a trailing 36-month period is compared to the cumulative total return of the S&P 500 Index (for Levin) and the Lipper Equity Income Fund Average (for Wellington Management) over the same period.


     Please consult the Fund's Statement of Additional Information for a complete explanation of how advisory fees are calculated. The Fund pays no advisory fees to Vanguard, because Vanguard provides services to the Fund on an at-cost basis.

     For the fiscal year ended September 30, 2000, and the six-month period ended March 31, 2001, the advisory fees and expenses represented effective annual rates of 0.16% (before a performance-based decrease of 0.02%) and 0.17% (before a performance-based increase of 0.02%) respectively, of the Fund's average net assets.

     The advisers are authorized to choose broker-dealers to handle the purchase and sale of the Fund's portfolio securities and to obtain the best available price and most favorable execution for all transactions. Also, the board of trustees may direct the advisers to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund.


     In the interest of obtaining better execution of a transaction, the advisers may at times choose brokers who charge higher commissions. If more than one broker can obtain the best available price and most favorable execution, then the advisers are authorized to choose a broker who, in addition to executing the transaction, will provide research services to the advisers or the Fund.

     The board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment adviser--either as a replacement for an existing adviser or as an additional adviser. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. In addition, as the Fund's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Fund, on an at-cost basis, at any time.

10

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               THE FUND'S ADVISERS
The managers primarily responsible for overseeing the Fund's investments are:

ROGER D. NEWELL, Chairman and Chief Investment Officer of Newell Associates. He has worked in investment management since 1958; has managed equity funds since 1959; has been with Newell since 1986; and has managed the Fund since 1988.
Education: B.A., University of Minnesota; J.D., Harvard Law School; M.A., University of Minnesota.

JENNIFER C. NEWELL, CFA, President and Portfolio Manager of Newell. She has worked in investment management since 1986; has been with Newell since 1992 and its investment team since 1993; and has managed the Fund since 1999. Education:
B.A., Wheaton College; M.B.A., Haas Business School, University of California, Berkeley.

JOHN A. LEVIN, Chairman and Chief Executive Officer of John A. Levin & Co., Inc. He has managed equity funds since 1963; has been with Levin since 1982; and has managed the Fund since 1995. Education: B.A. and L.L.B., Yale University.

JOSEPH A. AUSTIN, Senior Portfolio Manager and Securities Analyst of Levin. He has worked in investment management since 1984; has been with Levin since 1993; and has managed the Fund since 2000. Education: B.B.A., Millsaps College; M.B.A., Columbia University.

JOHN W. MURPHY, Senior Portfolio Manager and Securities Analyst of Levin. He has worked in investment management since 1988; has been with Levin since 1995; and has managed the Fund since 2000. Education: B.S., Bryant College; M.B.A., Northwestern University.

DANIEL M. THERIAULT, CFA, CPA, Senior Portfolio Manager, and Securities Analyst of Levin. He has worked in investment management since 1986; has been with Levin since 1997; and has managed the Fund since 2000. Education: B.A., Boston College.

JOHN R. RYAN, CFA, Senior Vice President and Managing Partner of Wellington Management Company, LLP. He has worked in investment management with Wellington Management since 1981 and has managed the Fund since 2000. Education: B.S., Lehigh University; M.B.A., University of Virginia.

GEORGE U. SAUTER, Managing Director of Vanguard and head of Vanguard's Quantitative Equity Group. He has worked in investment management since 1985 and has had primary responsibility for Vanguard's stock indexing and active quantitative investments and strategy since joining the company in 1987.
Education: A.B., Dartmouth College; M.B.A., University of Chicago.
--------------------------------------------------------------------------------

DIVIDENDS, CAPITAL GAINS, AND TAXES

FUND DISTRIBUTIONS
The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses), as well as any capital gains realized from the sale of its holdings. Income dividends generally are distributed in March, June, September, and December; capital gains distributions generally occur in December. You can receive distributions of income dividends or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS

As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. You receive such earnings as either an income dividend or a capital gains distribution. Income dividends come from both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

--------------------------------------------------------------------------------

BASIC TAX POINTS
Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, taxable investors should be aware of the following basic tax points:
o Distributions are taxable to you for federal income tax purposes whether or not you reinvest these amounts in additional Fund shares.
o Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.
o Any dividends and short-term capital gains that you receive are taxable to you as ordinary income for federal income tax purposes.
o Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.
o Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.
o A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.
o Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.
o Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

GENERAL INFORMATION

BACKUP WITHHOLDING. By law, Vanguard must withhold 30.5% of any taxable distributions or redemptions from your account if you do not:

o    Provide us with your correct taxpayer identification number;
o    Certify that the taxpayer identification number is correct; and
o    Confirm that you are not subject to backup withholding.
Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.


FOREIGN INVESTORS. Vanguard funds generally are not sold outside the United States, except to certain qualifying investors. If you reside outside the United States, please consult our website at Vanguard.com and review "Non-U.S. Investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.


INVALID ADDRESSES. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.

12

TAX CONSEQUENCES. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax adviser for detailed information about a fund's tax consequences for you.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               "BUYING A DIVIDEND"

Unless you are investing through a tax-deferred retirement account (such as an IRA), you should avoid buying shares of a fund shortly before it makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.

--------------------------------------------------------------------------------

SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Net asset value per share is computed by dividing the net assets attributed to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund's foreign securities trade on markets that are open.


     Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party.


     When reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds is materially affected by events occurring after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

     Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

FINANCIAL HIGHLIGHTS

The following financial highlights table pertains to the Fund's Investor Shares; Admiral Shares were not available during the periods shown. The table is intended to help you understand the Fund's financial performance for these periods, and certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all dividend and capital gains distributions). The information for the five years ended September 30, 2000, has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. The information for the six-month period ended March 31, 2001, has not been audited by independent accountants. You may have the annual report sent to you without charge by contacting Vanguard.


-----------------------------------------------------------------------------------------------
                                            VANGUARD EQUITY INCOME FUND
                                                   INVESTOR SHARES
                                              YEAR ENDED SEPTEMBER 30,
              SIX MONTHS ENDED  ---------------------------------------------------------------
               MARCH 31, 2001*         2000         1999         1998       1997           1996
-----------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD    $24.06       $24.14       $22.80       $22.28       $17.69       $15.65
-----------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income     .28          .62          .64          .64          .64          .63
 Net Realized and Unrealized Gain
  (Loss) on Investments    .19          .81         2.20         1.44         5.17         2.18
-----------------------------------------------------------------------------------------------
  Total from Investment
    Operations             .47         1.43         2.84         2.08         5.81         2.81
-----------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
  Investment Income       (.30)        (.64)        (.67)        (.67)        (.64)        (.60)
 Distributions from
  Realized Capital       (1.14)        (.87)        (.83)        (.89)        (.58)        (.17)
  Gains
-----------------------------------------------------------------------------------------------
   Total Distributions   (1.44)       (1.51)       (1.50)       (1.56)       (1.22)        (.77)
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, END    $23.09       $24.06       $24.14       $22.80       $22.28       $17.69
 OF PERIOD
===============================================================================================
TOTAL RETURN             1.97%        6.28%       12.56%        9.54%       34.17%       18.22%
===============================================================================================
RATIOS/SUPPLEMENTAL
 DATA
 Net Assets, End of
  Period (Millions)     $2,486       $2,420       $3,009       $2,378       $1,948       $1,309
 Ratio of Total
  Expenses to Average
  Net Assets           0.48%**        0.43%        0.41%        0.39%        0.45%        0.42%
 Ratio of Net
  Investment Income to
  Average Net Assets   2.33%**        2.59%        2.59%        2.80%        3.25%        3.69%
 Turnover Rate           26%**          36%          18%          23%          22%          21%
===============================================================================================

 *Unaudited.
**Annualized.

14

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE
The Fund began the six-month period ended March 31, 2001, with a net asset value (price) of $24.06 per share. During the period, the Fund earned $0.28 per share from investment income (interest and dividends) and $0.19 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $1.44 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.


The share price at the end of the period was $23.09, reflecting earnings of $0.47 per share and distributions of $1.44 per share. This was a decrease of $0.97 per share (from $24.06 at the beginning of the period to $23.09 at the end of the period). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Fund was 1.97% for the period.

As of March 31, 2001, the Fund had $2.5 billion in net assets. For the period, its annualized expense ratio was 0.48% ($4.80 per $1,000 of net assets); and its net annualized investment income amounted to 2.33% of its average net assets. It sold and replaced securities valued at an annualized rate of 26% of its net assets.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTING WITH VANGUARD
This section of the prospectus explains the basics of doing business with Vanguard. A special booklet, The Vanguard Service Directory, provides details of our many shareholder services for individual investors. A separate booklet, The Compass, does the same for institutional investors. You can request either booklet by calling or writing Vanguard, using the Contacting Vanguard instructions found at the end of this section.

                                  BUYING SHARES
                                CONVERTING SHARES
                                REDEEMING SHARES
                           OTHER RULES YOU SHOULD KNOW
                            FUND AND ACCOUNT UPDATES
                               CONTACTING VANGUARD
--------------------------------------------------------------------------------

BUYING SHARES

ACCOUNT MINIMUMS FOR INVESTOR SHARES
TO OPEN AND MAINTAIN AN ACCOUNT: $3,000 for regular accounts; $1,000 for IRAs and custodial accounts for minors.
TO ADD TO AN EXISTING ACCOUNT: $100 by mail or exchange; $1,000 by wire.
     Vanguard reserves the right to increase or decrease the minimum amount required to open and maintain an account, or to add to an existing account, without prior notice.

ACCOUNT MINIMUMS FOR ADMIRAL SHARES
TO OPEN AND MAINTAIN AN ACCOUNT: $250,000 for new investors; $150,000 or $50,000 for existing investors who are eligible to convert Investor Shares into Admiral Shares (see Converting Shares).
TO ADD TO AN EXISTING ACCOUNT: $100 by mail or exchange; $1,000 by wire.

HOW TO BUY SHARES
BY CHECK: Mail your check and a completed account registration form to Vanguard. When adding to an existing account, send your check with an Invest-By-Mail form detached from your last account statement. Make your check payable to: The Vanguard Group-Fund number. For a list of Fund numbers and addresses, see Contacting Vanguard.
BY EXCHANGE PURCHASE: You can purchase shares with the proceeds of a redemption from another Vanguard fund. All open Vanguard funds permit exchange purchases requested in writing. MOST VANGUARD FUNDS--OTHER THAN THE STOCK AND BALANCED INDEX-ORIENTED FUNDS--ALSO ACCEPT EXCHANGE PURCHASES REQUESTED ONLINE OR BY TELEPHONE. See Other Rules You Should Know for specifics.
BY WIRE: Call Vanguard to purchase shares by wire. See Contacting Vanguard.

16

YOUR PURCHASE PRICE
You buy shares at a fund's next-determined NAV after Vanguard receives your purchase request. As long as your request is received before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), you will buy your shares at that day's NAV. This is known as your TRADE DATE.

PURCHASE RULES YOU SHOULD KNOW
*ADMIRAL SHARES. Please note that Admiral Shares are NOT available to:
o    SIMPLE IRAs and 403(b)(7) custodial accounts;
o Other retirement plan accounts receiving special administrative services from Vanguard; or
o    Accounts  maintained  by  financial   intermediaries,   except  in  limited
     circumstances.

*THIRD PARTY CHECKS. To protect the funds from check fraud, Vanguard will not accept checks made payable to third parties.
*U.S. CHECKS ONLY. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank.
*LARGE PURCHASES. Vanguard reserves the right to reject any purchase request that may disrupt a fund's operation or performance. Please call us before attempting to invest a large dollar amount.
*NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).
*FUTURE PURCHASES. All Vanguard funds reserve the right to stop selling shares at any time, or to reject specific purchase requests, including purchases by exchange from another Vanguard fund.

CONVERTING SHARES
ANY CONVERSION BETWEEN CLASSES OF SHARES OF THE SAME FUND IS A NONTAXABLE EVENT.

PRICING OF SHARE CLASS CONVERSIONS

If you convert from one class of shares to another, the transaction will be based on the respective share prices of the separate classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day's share prices. At the time of conversion, the total value of your "old" shares will equal the total value of your "new" shares. However, subsequent share price fluctuations may decrease or increase the total value of your "new" shares as compared with that of your "old" shares.

IMMEDIATE CONVERSIONS INTO ADMIRAL SHARES
All shares purchased before the issuance of Admiral Shares are considered Investor Shares. You may convert Investor Shares into Admiral Shares at any time if your account balance in the Fund is at least $250,000. Registered users of Vanguard.com may request a conversion to Admiral Shares online. Or, you may contact Vanguard by telephone or mail to request this transaction.

TENURE CONVERSIONS INTO ADMIRAL SHARES
THREE-YEAR PRIVILEGE. After three years in the Fund, you may convert Investor Shares into Admiral Shares if your account balance is at least $150,000 and you are registered with Vanguard.com.
TEN-YEAR PRIVILEGE. After ten years in the Fund, you may convert Investor Shares into Admiral Shares if your account balance is at least $50,000 and you are registered with Vanguard.com.
     Registered users of Vanguard.com may request a tenure conversion online. Or, you may contact Vanguard by telephone or mail to request this transaction.

MANDATORY CONVERSIONS INTO INVESTOR SHARES
If an investor no longer meets the requirements for Admiral Shares, the Fund may reclassify the investor's Admiral Shares into Investor Shares. A decline in the investor's account balance due to market movement may result in such a conversion. The Fund will notify the investor in writing before any mandatory conversion into Investor Shares.

REDEEMING SHARES

HOW TO REDEEM SHARES
Be sure to check Other Rules You Should Know  before  initiating  your  request.
ONLINE: Request a redemption through our website at Vanguard.com.
BY TELEPHONE: Contact Vanguard by telephone to request a redemption. For telephone numbers, see Contacting Vanguard.
BY MAIL: Send your written redemption instructions to Vanguard. For addresses, see Contacting Vanguard.

YOUR REDEMPTION PRICE
You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request, including any special documentation required under the circumstances. As long as your request is received before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your TRADE DATE.

18

TYPES OF REDEMPTIONS
*CHECK REDEMPTIONS: Unless instructed otherwise, Vanguard will mail you a check, normally within two business days of your trade date.
*EXCHANGE REDEMPTIONS: You may instruct Vanguard to apply the proceeds of your redemption to purchase shares of another Vanguard fund. All open Vanguard funds accept exchange redemptions requested in writing. Most Vanguard funds--other than the stock and balanced index-oriented funds--also accept exchange redemptions requested online or by telephone. See Other Rules You Should Know for specifics.
*WIRE REDEMPTIONS: When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds to a previously designated bank account. Wire redemptions are not available for Vanguard's other funds. The wire redemption option is not automatic; you must establish it by completing a special form or the appropriate section of your account registration. Also, wire redemptions must be requested in writing or by telephone, not online. For these funds, a $5 fee applies to wire redemptions under $5,000.
Money Market Funds: For telephone requests received at Vanguard by 10:45 a.m., Eastern time, the redemption proceeds will arrive at your bank by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will arrive at your bank by the close of business on the following business day.
Bond Funds: For requests received at Vanguard by 4 p.m., Eastern time, the redemption proceeds will arrive at your bank by the close of business on the following business day.

REDEMPTION RULES YOU SHOULD KNOW
*SPECIAL ACCOUNTS. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts. *POTENTIALLY DISRUPTIVE REDEMPTIONS. Vanguard reserves the right to pay all or part of your redemption in-kind--that is, in the form of securities--if we believe that a cash redemption would disrupt the Fund's operation or performance. Under these circumstances, Vanguard also reserves the right to delay payment of your redemption proceeds for up to seven days. By calling us before you attempt to redeem a large dollar amount, you are more likely to avoid in-kind or delayed payment of your redemption.
*RECENTLY PURCHASED SHARES. While you can redeem shares at any time, proceeds will not be made available to you until the Fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or Vanguard Fund Express(R).

*SHARE CERTIFICATES. If share certificates have been issued for your account, those shares cannot be redeemed until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard. *PAYMENT TO A DIFFERENT PERSON OR ADDRESS. We can make your redemption check payable to a different person or send it to a different address. However, this requires the written consent of all registered account owners, which must be provided under signature guarantees. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.
*NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).
*EMERGENCY CIRCUMSTANCES. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days at any time. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the U.S. Securities and Exchange Commission.

OTHER RULES YOU SHOULD KNOW

TELEPHONE TRANSACTIONS
*AUTOMATIC. In setting up your account, we'll automatically enable you to do business with us by regular telephone, unless you instruct us otherwise in writing.
*TELE-ACCOUNT(R). To conduct account transactions through Vanguard's automated telephone service, you must first obtain a personal identification number (PIN). Call Tele-Account to obtain a PIN, and allow seven days before using this service.
*PROOF OF A CALLER'S AUTHORITY. We reserve the right to refuse a telephone request if the caller is unable to provide the following information exactly as registered on the account:
o    Ten-digit account number.
o    Complete owner name and address.
o    Primary Social Security or employer identification number.
o    Personal Identification Number (PIN), if applicable.
*SUBJECT TO REVISION. We reserve the right to revise or terminate Vanguard's telephone transaction service at any time, without notice.
*SOME  VANGUARD  FUNDS  DO  NOT  PERMIT  TELEPHONE   EXCHANGES.   To  discourage
market-timing, Vanguard's Stock Index Funds, Growth and Income Fund, and Balanced Index

20

Fund generally do not permit telephone exchanges (in or out), except for IRAs and certain other retirement accounts.

VANGUARD.COM
*REGISTRATION. You can use your personal computer to review your account holdings, to sell or exchange shares of most Vanguard funds, and to perform other transactions. To establish this service, you can register online.
*SOME   VANGUARD   FUNDS  DO  NOT  PERMIT   ONLINE   EXCHANGES.   To  discourage
market-timing, Vanguard's Stock Index Funds, Growth and Income Fund, and Balanced Index Fund do not permit online exchanges (in or out), except for IRAs and certain other retirement accounts.

WRITTEN INSTRUCTIONS
*"GOOD ORDER" REQUIRED. We reserve the right to reject any written transaction instructions that are not in "good order." This means that your instructions must include:
o    The fund name and account number.
o    The amount of the transaction (in dollars or shares).
o    Signatures of all owners exactly as registered on the account.
o    Signature guarantees, if required for the type of transaction.*
o    Any supporting legal documentation that may be required.
 *For instance, signature guarantees must be provided by all registered account shareholders when redemption proceeds are to be sent to a different person or address.

RESPONSIBILITY FOR FRAUD
Vanguard will not be responsible for any account losses due to fraud, so long as we reasonably believe that the person transacting on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private and immediately review any account statements that we send to you. Contact Vanguard immediately about any transactions you believe to be unauthorized.

UNCASHED CHECKS
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

LIMITS ON ACCOUNT ACTIVITY
Because excessive account transactions can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard limits account activity as follows:
o You may make no more than TWO SUBSTANTIVE "ROUND TRIPS" THROUGH A NON-MONEY-MARKET FUND during any 12-month period.
o Your round trips through a non-money-market fund must be at least 30 days apart.
o    All funds may refuse share purchases at any time, for any reason.

o Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject an exchange, at any time, for any reason.
A "round trip" is a redemption from a fund followed by a purchase back into the same fund. Also, a "round trip" covers transactions accomplished by any combination of methods, including transactions conducted by check, wire, or exchange to/from another Vanguard fund. "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of the fund.

UNUSUAL CIRCUMSTANCES
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

INVESTING WITH VANGUARD THROUGH OTHER FIRMS
You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment adviser. HOWEVER, ACCESS TO ADMIRAL SHARES THROUGH A FINANCIAL INTERMEDIARY IS RESTRICTED. PLEASE CONSULT YOUR FINANCIAL INTERMEDIARY TO DETERMINE WHETHER ADMIRAL SHARES ARE AVAILABLE THROUGH THAT FIRM.

     If you invest with Vanguard through an intermediary, please read that firm's program materials carefully to learn of any special rules that may apply. For example, special terms may apply to additional service features, fees, or other policies.

LOW-BALANCE ACCOUNTS

All   Vanguard   funds   reserve   the  right  to  close   any   investment-only
retirement-plan account or any nonretirement account whose balance falls below the minimum initial investment. If a fund has a redemption fee, that fee will apply to shares that are redeemed upon closure of the account.


     Vanguard deducts a $10 fee in June from each nonretirement account whose balance at that time is below $2,500 ($500 for Vanguard STAR(TM) Fund). The fee is waived if your total Vanguard account assets are $50,000 or more.


FUND AND ACCOUNT UPDATES

PORTFOLIO SUMMARIES
We will send you quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, sales, and exchanges for the current calendar year.

AVERAGE COST REVIEW STATEMENTS
For most taxable accounts, average cost review statements will accompany the quarterly portfolio summaries. These statements show the average cost of shares that you

22

redeemed during the current calendar year, using the average cost single category method.

CONFIRMATION STATEMENTS
Each time you buy, sell, or exchange shares, we will send you a statement confirming the trade date and amount of your transaction.

TAX STATEMENTS
We will send you annual tax statements to assist in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs or other retirement plans.


ANNUAL AND SEMIANNUAL REPORTS
Financial reports about Vanguard Equity Income Fund will be mailed twice a year, in November and May. These comprehensive reports include overviews of the financial markets and specific information concerning the Fund:
o    Performance assessments with comparisons to industry benchmarks.
o    Reports from the adviser.
o    Financial statements with detailed listings of the Funds holdings.

     To keep the Fund's costs as low as possible (so that you and other shareholders can keep more of its investment earnings), Vanguard attempts to eliminate duplicate mailings to the same address. When we find that two or more shareholders have the same last name and address, we send just one copy of the Fund report to that address, instead of mailing separate reports to each shareholder. If you want us to send separate reports, however, you may notify our Client Services Department.


CONTACTING VANGUARD

ONLINE
VANGUARD.COM
o    Your best source of Vanguard news
o    For fund, account, and service information
o    For most account transactions
o    For literature requests
o    24 hours per day, 7 days per week

VANGUARD TELE-ACCOUNT(R)
1-800-662-6273 (ON-BOARD)
o    For automated fund and account information
o    For redemptions by check, exchange, or wire
o    Toll-free, 24 hours per day, 7 days per week

INVESTOR INFORMATION
1-800-662-7447 (SHIP)
(Text telephone at 1-800-952-3335)
o    For fund and service information
o    For literature requests
o    Business hours only

CLIENT SERVICES
1-800-662-2739 (CREW)
(Text telephone at 1-800-749-7273)
o    For account information
o    For most account transactions
o    Business hours only

ADMIRAL SERVICE CENTER
1-888-237-9949
o    For Admiral account information
o    For most Admiral transactions
o    Business hours only

INSTITUTIONAL DIVISION
1-888-809-8102
o    For information and services for large institutional investors
o    Business hours only

VANGUARD ADDRESSES

REGULAR MAIL (INDIVIDUALS--CURRENT CLIENTS):
The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110

REGULAR MAIL (INSTITUTIONS):
The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900

REGULAR MAIL (GENERAL INQUIRIES):
The Vanguard Group
P.O. Box 2600
Valley Forge, PA 19482-2600

REGISTERED OR EXPRESS MAIL:
The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

FUND NUMBERS
Please use the specific fund number when contacting us about Vanguard Equity Income Fund--65 (Investor Shares) or 565 (Admiral Shares).

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

DIVIDEND INCOME
Payment to shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

FUND DIVERSIFICATION
Holding a variety of securities so that a fund's return is not badly hurt by the poor performance of a single security, industry, or country.

GROWTH STOCK FUND
A mutual fund that emphasizes stocks of companies believed to have above-average prospects for growth. Reflecting market expectations for superior growth, these stocks typically have low dividend yields and above-average prices in relation to such measures as revenue, earnings, and book value.

INVESTMENT ADVISER
An  organization  that  makes  the  day-to-day   decisions  regarding  a  fund's
investments.

MUTUAL FUND
An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL
The amount of money you put into an investment.

SECURITIES
Stocks, bonds, money market instruments, and other investment vehicles.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VALUE STOCK FUND
A mutual fund that emphasizes stocks of companies whose growth prospects are generally regarded as subpar by the market. Reflecting these market expectations, the prices of value stocks typically are below-average in comparison with such measures as earnings and book value, and these stocks typically pay above-average dividend yields.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[SHIP]
[THE VANGUARD GROUP(R) LOGO]
Post Office Box 2600
Valley Forge, PA 19482-2600

FOR MORE INFORMATION
If you'd like more information about Vanguard EQUITY INCOME Fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL
REPORTS TO SHAREHOLDERS
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Fund. The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

All market indexes referenced in this prospectus are the exclusive property of their respective owners.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP INVESTOR
INFORMATION DEPARTMENT
P.O. BOX 2600
VALLEY FORGE, PA
19482-2600

TELEPHONE:
1-800-662-7447 (SHIP)

TEXT TELEPHONE:
1-800-952-3335

WORLD WIDE WEB:
WWW.VANGUARD.COM

If you are a current Fund shareholder and would like information about your account, account transactions, and/or account statements, please call:

CLIENT SERVICES DEPARTMENT
TELEPHONE:
1-800-662-2739 (CREW)

TEXT TELEPHONE:
1-800-749-7273

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company
Act file number: 811-5445

(C) 2001
The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.


P065 112001

VANGUARD EQUITY INCOME FUND

INVESTOR SHARES FOR PARTICIPANTS


NOVEMBER 16, 2001



This prospectus
contains financial data
for the Fund through
the fiscal period ended
March 31, 2001.







Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                                                    [THE VANGUARD GROUP(R) LOGO]

VANGUARD EQUITY INCOME FUND

INVESTOR SHARES

PARTICIPANT PROSPECTUS


NOVEMBER 16, 2001


A VALUE STOCK MUTUAL FUND
--------------------------------------------------------------------------------
CONTENTS

   1  FUND PROFILE

   3  ADDITIONAL INFORMATION

   3  MORE ON THE FUND

   8  THE FUND AND VANGUARD

   8  INVESTMENT ADVISERS

  10  DIVIDENDS, CAPITAL GAINS, AND TAXES

  11  SHARE PRICE

  12  FINANCIAL HIGHLIGHTS

  14  INVESTING WITH VANGUARD

  15  ACCESSING FUND INFORMATION BY COMPUTER

      GLOSSARY (inside back cover)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHY READING THIS PROSPECTUS IS IMPORTANT
This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk(R)" explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHARE CLASSES
The Fund offers two separate classes of shares: Investor Shares and Admiral Shares. This prospectus offers the Fund's Investor Shares and is intended for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 1-800-662-7447.


The Fund's separate share classes have different expenses; as a result, their investment performances will differ.

--------------------------------------------------------------------------------

FUND PROFILE

INVESTMENT OBJECTIVE
The Fund seeks to provide high current income and reasonable long-term capital growth.

PRIMARY INVESTMENT STRATEGIES
The Fund invests mainly in dividend-paying common stocks of established, large U.S. companies. Each stock is purchased when it is undervalued relative to its individual history and to the market. Generally, at the time of purchase, the stocks are out of favor with the investment community.

PRIMARY RISKS

An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

o Investment style risk, which is the chance that returns from large-capitalization value stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.
o Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the Fund's performance has varied from one calendar year to another over the past ten years. The table shows how the Fund's average annual total returns compare with those of relevant market indexes over set periods of time. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
                              ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
      [SCALE -20% TO 50%]
                       1991           25.38%
                       1992            9.18%
                       1993           14.65%
                       1994           -1.59%
                       1995           37.34%
                       1996           17.39%
                       1997           31.17%
                       1998           17.34%
                       1999           -0.19%
                       2000           13.57%
--------------------------------------------------------------------------------

The Fund's year-to-date return as of the most recent calendar quarter, which ended September 30, 2001, was -7.56%.

--------------------------------------------------------------------------------

     During the period shown in the bar chart, the highest return for a calendar quarter was 13.38% (quarter ended March 31, 1991), and the lowest return for a quarter was -8.37% (quarter ended September 30, 1999).

2

--------------------------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------
                                       1 YEAR       5 YEARS        10 YEARS
--------------------------------------------------------------------------------
Vanguard Equity Income Fund            13.57%        15.42%         15.82%
Standard & Poor's 500 Index            -9.10         18.33          17.46
Average Equity Income Fund*             6.77         13.06          14.33
--------------------------------------------------------------------------------
Derived from data provided by Lipper Inc.
--------------------------------------------------------------------------------

FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year.


      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                            None
      Sales Charge (Load) Imposed on Reinvested Dividends:                 None
      Redemption Fee:                                                      None
      Exchange Fee:                                                        None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                                0.41%
      12b-1 Distribution Fee:                                              None
      Other Expenses:                                                     0.02%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                              0.43%

     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses match our estimates. The results apply whether or not you redeem your investment at the end of the given period.

--------------------------------------------------------------------------------
             1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------------------------------------
              $44         $138       $241          $542
--------------------------------------------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  FUND EXPENSES

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. We expect Vanguard Equity Income Fund's Investor Shares expense ratio for the current fiscal year to be 0.43%, or $4.30 per $1,000 of average net assets. The average equity income mutual fund had expenses in 2000 of 1.37%, or $13.70 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING
Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with the fund's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS                     INCEPTION DATE
Dividends are distributed quarterly in March,   March 21, 1988
June, September, and December; capital gains,
if any, are distributed in December.            NET ASSETS (INVESTOR SHARES) AS
                                                OF
INVESTMENT ADVISERS                             MARCH 31, 2001
* Newell Associates, Palo Alto, Calif.,         $2.5 billion
  since inception
* John A. Levin & Co., Inc., New York City,     NEWSPAPER ABBREVIATION
  N.Y., since 1995                              EqInc
* Wellington Management Company, LLP, Boston,
  Mass., since 2000                             VANGUARD FUND NUMBER
* The Vanguard Group, Valley Forge, Pa.,        065
  since 1998
                                                CUSIP NUMBER
                                                921921102

                                                TICKER SYMBOL
                                                VEIPX
--------------------------------------------------------------------------------

MORE ON THE FUND
This prospectus describes risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] LOGO symbol throughout the prospectus. It is used to mark detailed information about each type of risk that you would confront as a Fund shareholder.

4

     The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.

     Finally, you'll find information on other important features of the Fund.

MARKET EXPOSURE
The Fund invests mainly in common stocks of large, established companies that pay above-average dividends. At the time of purchase by the Fund, a stock is usually out of favor with the investment community and undervalued relative to its individual history and to the market.

     Stocks purchased by the Fund are expected to produce a relatively high and stable level of income and to have the potential for long-term capital appreciation. In the past, stocks with relatively high dividend yields have tended to lag the overall stock market during periods when stock prices generally are rising and to outperform it during periods of flat or declining prices.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                          VALUE FUNDS AND GROWTH FUNDS
Value investing and growth investing are two styles employed by stock fund managers. Value funds generally emphasize stocks of companies from which the market does not expect strong growth. The prices of value stocks typically are below-average in comparison to such measures as earnings and book value, and these stocks typically have above-average dividend yields. Growth funds generally focus on companies believed to have above-average potential for growth in revenue and earnings. Reflecting the market's high expectations for superior growth, such stocks typically have low dividend yields and above-average prices in relation to such measures as revenue, earnings, and book value. Value and growth stocks have, in the past, produced similar long-term returns, though each category has periods when it outperforms the other. In general, value funds are appropriate for investors who want some dividend income and the potential for capital gains, but are less tolerant of share-price fluctuations. Growth funds, by contrast, appeal to investors who will accept more volatility in hopes of a greater increase in share price. Growth funds also may appeal to investors with taxable accounts who want a higher proportion of returns to come as capital gains (which may be taxed at lower rates than dividend income).
--------------------------------------------------------------------------------

[FLAG] THE FUND IS SUBJECT TO STOCK MARKET RISK,  WHICH IS THE CHANCE THAT STOCK
     PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

     To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns for the U.S. stock market over various periods as measured by the Standard and Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term.

--------------------------------------------------------------------------------
                      U.S. STOCK MARKET RETURNS (1926-2000)
--------------------------------------------------------------------------------
                   1 YEAR     5 YEARS    10 YEARS   20 YEARS
--------------------------------------------------------------------------------
Best                54.2%      28.6%       19.9%      17.8%
Worst              -43.1      -12.4        -0.8        3.1
Average             12.9       11.1        11.2       11.2
--------------------------------------------------------------------------------


     The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2000. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 11.1%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or this Fund in particular.

[FLAG] THE FUND IS SUBJECT TO  INVESTMENT  STYLE RISK,  WHICH IS THE CHANCE THAT
     RETURNS FROM THE TYPES OF STOCKS IN WHICH IT INVESTS WILL TRAIL RETURNS FROM THE OVERALL MARKET. AS A GROUP, VALUE STOCKS TEND TO GO THROUGH CYCLES OF DOING BETTER--OR WORSE--THAN THE STOCK MARKET IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.


SECURITY SELECTION
Vanguard Equity Income Fund employs four investment advisers, each of which independently chooses and maintains a portfolio of common stocks for the Fund. The Fund's board of trustees decides the proportion of Fund assets to be managed by each adviser and may change these proportions at any time.

     Three of the four advisers use active investment management methods, which means they buy and sell securities based on their judgments about the financial prospects of companies, the prices of the securities, and the stock market and economy in general. Although each of these advisers uses different processes to select securities for its portion of the Fund's assets, each is committed to buying stocks that produce above-average income and that, in the adviser's opinion, have the potential for long-term capital growth.

     Newell Associates (Newell), which managed about 50% of the Fund's assets as of March 31, 2001, selects stocks of large, well-established, dividend-paying U.S.-traded companies. These stocks are purchased when their valuation levels are low, based on the firm's proprietary Relative Yield Strategy analysis, and sold when valuation levels are high, based on that analysis.

     John A. Levin & Co., Inc. (Levin), which managed about 22% of the Fund's assets as of March 31, 2001, selects stocks of companies with one or more of the following attributes: a strong proprietary product or service; a low share price in relation to cash flow or asset value; a new product or development; or some other unique situation that offers attractive prospects for long-term returns and limited risk. Levin generally considers purchasing stocks when their valuation levels are low and considers selling stocks when their valuation levels are high.

6

     Wellington Management Company, LLP (Wellington Management), which managed about 23% of the Fund's assets as of March 31, 2001, employs a fundamental approach to identify individual stocks, and seeks stocks that offer above-average dividend yields, below- average valuations, and the potential for dividend increases in the future. Securities are sold when an investment is no longer considered as -- attractive as other available investments, based on Wellington Management's fundamental valuation approach.


     The Vanguard Group (Vanguard) managed about 5% of the Fund's assets as of March 31, 2001. Vanguard typically invests its portion of the Fund's assets in stock futures and/or shares of exchange-traded funds, including Vanguard Total Stock Market VIPERS(TM), to achieve performance similar to that of common stocks while maintaining flexibility to meet the liquidity needs of the Fund. Investments in exchange-traded fund shares are made in accordance with limitations imposed under the Investment Company Act. For more details on the Fund's policy on futures, see "Other Investment Policies and Risks".


 The Fund is generally managed without regard to tax ramifications.


[FLAG] THE  FUND IS  SUBJECT  TO  MANAGER  RISK,  WHICH IS THE  CHANCE  THAT THE
     ADVISERS WILL DO A POOR JOB OF SELECTING THE SECURITIES OR COUNTRIES IN WHICH THE FUND INVESTS.


OTHER INVESTMENT POLICIES AND RISKS
Besides investing in dividend-paying stocks, the Fund may make certain other kinds of investments to achieve its objective.

     Although the Fund typically does not make significant investments in foreign securities, it reserves the right to invest up to 20% of its assets this way. Foreign securities may be traded on U.S. or foreign markets. To the extent that it owns foreign securities, the Fund is subject to (1) country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or a natural disaster--will weaken a country's securities markets; and
(2) currency risk, which is the chance that a foreign investment will decrease in value because of unfavorable changes in currency exchange rates.

[FLAG] THE FUND MAY INVEST, TO A LIMITED EXTENT, IN DERIVATIVES. DERIVATIVES MAY
     INVOLVE  RISKS  DIFFERENT  FROM,  AND  POSSIBLY   GREATER  THAN,  THOSE  OF
     TRADITIONAL INVESTMENTS.

     The Fund may invest in stock futures and options contracts, which are traditional types of derivatives. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. The Fund will not use futures for speculative purposes or as leveraged investments that magnify gains or losses. The Fund's obligation under futures contracts will not exceed 20% of its total assets.

     The reasons for which the Fund will invest in futures and options are:
o To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.
o To reduce the Fund's transaction costs or add value when these instruments are favorably priced.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                   DERIVATIVES
A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value. If used for speculation or as leveraged investments, derivatives can carry considerable risks.
--------------------------------------------------------------------------------


     The Fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but otherwise fail to achieve its investment objective.


COSTS AND MARKET-TIMING

Some investors try to profit from a strategy called market-timing--switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. This is why all Vanguard funds have adopted special policies to discourage short-term trading or to compensate the funds for the costs associated with it.
Specifically:

o Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to efficient portfolio management. A purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.
o Each Vanguard fund (except the money market funds) limits the number of times that an investor can exchange into and out of the fund.
o    Each Vanguard fund reserves the right to stop offering shares at any time.
o    Certain   Vanguard  funds  charge  purchase   and/or   redemption  fees  on
     transactions.
--------------------------------------------------------------------------------
See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

     THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

TURNOVER RATE

Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period.

8

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  TURNOVER RATE
Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income. As of March 31, 2001, the average turnover rate for all large-cap value funds was approximately 84%, according to Morningstar, Inc.
--------------------------------------------------------------------------------

THE FUND AND VANGUARD

The Fund is a member of The Vanguard Group, a family of more than 35 investment companies with more than 100 funds holding assets in excess of $500 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.


     Vanguard  also  provides   marketing   services  to  the  funds.   Although
shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE
The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
--------------------------------------------------------------------------------

INVESTMENT ADVISERS
The Fund uses a multimanager approach. It employs four investment advisers, each of which independently manage a separate portion of the Fund's assets, subject to the control of the trustees and officers of the Fund.
o Newell Associates, 525 University Avenue, Palo Alto, CA 94301, is an investment advisory firm founded in 1986. As of March 31, 2001, Newell managed about $1.7 billion in assets.
o John A. Levin & Co., Inc., One Rockefeller Plaza, 19th Floor, New York, NY 10020, is an investment advisory firm founded in 1982. As of March 31, 2001, Levin managed about $11.7 billion in assets.
o Wellington Management Company, LLP, 75 State Street,Boston, MA 02109, is an investment advisory firm founded in 1928. As of March 31, 2001, Wellington Management managed about $270 billion in assets.

o The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482, founded in 1975, is a wholly owned subsidiary of the Vanguard funds. As of March 31, 2001, Vanguard served as adviser for about $375 billion in assets.

     The Fund pays three of its investment advisers--Newell, Levin, and Wellington Management--on a quarterly basis. For each adviser, the quarterly fee is based on certain annual percentage rates applied to average net assets managed by the adviser over the quarterly period. In addition, the quarterly fees paid to Levin and Wellington Management are increased or decreased based upon the adviser's performance in comparison to a benchmark index. For these purposes, the cumulative total return of each adviser's portion of the Fund over a trailing 36-month period is compared to the cumulative total return of the S&P 500 Index (for Levin) and the Lipper Equity Income Fund Average (for Wellington Management) over the same period.


     Please consult the Fund's Statement of Additional Information for a complete explanation of how advisory fees are calculated. The Fund pays no advisory fees to Vanguard, because Vanguard provides services to the Fund on an at-cost basis.

     For the fiscal year ended September 30, 2000, and the six-month period ended March 31, 2001, the advisory fees and expenses represented effective annual rates of 0.16% (before a performance-based decrease of 0.02%) and 0.17% (before a performance-based increase of 0.02%) respectively, of the Fund's average net assets.

     The advisers are authorized to choose broker-dealers to handle the purchase and sale of the Fund's portfolio securities and to obtain the best available price and most favorable execution for all transactions. Also, the board of trustees may direct the advisers to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund.


     In the interest of obtaining better execution of a transaction, the advisers may at times choose brokers who charge higher commissions. If more than one broker can obtain the best available price and most favorable execution, then the advisers are authorized to choose a broker who, in addition to executing the transaction, will provide research services to the advisers or the Fund.

     The board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment adviser--either as a replacement for an existing adviser or as an additional adviser. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. In addition, as the Fund's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Fund, on an at-cost basis, at any time.

10

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               THE FUND'S ADVISERS
The managers primarily responsible for overseeing the Fund's investments are:

ROGER D. NEWELL, Chairman and Chief Investment Officer of Newell Associates. He has worked in investment management since 1958; has managed equity funds since 1959; has been with Newell since 1986; and has managed the Fund since 1988.
Education: B.A., University of Minnesota; J.D., Harvard Law School; M.A., University of Minnesota.

JENNIFER C. NEWELL, CFA, President, and Portfolio Manager of Newell. She has worked in investment management since 1986; has been with Newell since 1992 and its investment team since 1993; and has managed the Fund since 1999. Education:
B.A., Wheaton College; M.B.A., Haas Business School, University of California, Berkeley.

JOHN A. LEVIN, Chairman and Chief Executive Officer of John A. Levin & Co., Inc. He has managed equity funds since 1963; has been with Levin since 1982; and has managed the Fund since 1995. Education: B.A. and L.L.B., Yale University.

JOSEPH A. AUSTIN, Senior Portfolio Manager and Securities Analyst of Levin. He has worked in investment management since 1984; has been with Levin since 1993; and has managed the Fund since 2000. Education: B.B.A., Millsaps College; M.B.A., Columbia University.

JOHN W. MURPHY, Senior Portfolio Manager and Securities Analyst of Levin. He has worked in investment management since 1988; has been with Levin since 1995; and has managed the Fund since 2000. Education: B.S., Bryant College; M.B.A., Northwestern University.

DANIEL M. THERIAULT, CFA, CPA, Senior Portfolio Manager, and Securities Analyst of Levin. He has worked in investment management since 1986; has been with Levin since 1997; and has managed the Fund since 2000. Education: B.A., Boston College.

JOHN R. RYAN, CFA, Senior Vice President, and Managing Partner of Wellington Management Company, LLP. He has worked in investment management with Wellington Management since 1981 and has managed the Fund since 2000. Education: B.S., Lehigh University; M.B.A., University of Virginia.

GEORGE U. SAUTER, Managing Director of Vanguard and head of Vanguard's Quantitative Equity Group. He has worked in investment management since 1985 and has had primary responsibility for Vanguard's stock indexing and active quantitative investments and strategy since joining the company in 1987.
Education: A.B., Dartmouth College; M.B.A., University of Chicago.
--------------------------------------------------------------------------------

DIVIDENDS, CAPITAL GAINS, AND TAXES
The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses), as well as any capital gains realized from the sale of its holdings. Income dividends generally are distributed in March, June, September, and December; capital gains distributions generally occur in December.

     Your dividend and capital gains distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan's Summary Plan Description, or your tax adviser about the tax consequences of plan withdrawals.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS

As a shareholder, you are entitled to your portion of the fund's income from interest and dividends as well as gains from the sale of investments. You receive such earnings as either an income dividend or a capital gains distribution. Income dividends come from both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

--------------------------------------------------------------------------------

SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Net asset value per share is computed by dividing the net assets attributed to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund's foreign securities trade on markets that are open.


     Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party.


     When reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds is materially affected by events occurring after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

     Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

12

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all dividend and capital gains distributions). The information for the five years ended September 30, 2000, has been derived from the financial statements audited by Pricewater-houseCoopers LLP, independent accountants, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. The information for the six-month period ended March 31, 2001, has not been audited by independent accountants. You may have the annual report sent to you without charge by contacting Vanguard.


-----------------------------------------------------------------------------------------------
                                              VANGUARD EQUITY INCOME FUND
                                                YEAR ENDED SEPTEMBER 30,
              SIX MONTHS ENDED  ---------------------------------------------------------------
               MARCH 31, 2001*         2000         1999         1998       1997           1996
-----------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD    $24.06       $24.14       $22.80       $22.28       $17.69       $15.65
-----------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income     .28          .62          .64          .64          .64          .63
 Net Realized and Unrealized Gain
  (Loss) on Investments    .19          .81         2.20         1.44         5.17         2.18
-----------------------------------------------------------------------------------------------
  Total from Investment
    Operations             .47         1.43         2.84         2.08         5.81         2.81
-----------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
  Investment Income       (.30)        (.64)        (.67)        (.67)        (.64)        (.60)
 Distributions from
  Realized Capital       (1.14)        (.87)        (.83)        (.89)        (.58)        (.17)
  Gains
-----------------------------------------------------------------------------------------------
   Total Distributions   (1.44)       (1.51)       (1.50)       (1.56)       (1.22)        (.77)
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, END    $23.09       $24.06       $24.14       $22.80       $22.28       $17.69
 OF PERIOD
===============================================================================================
TOTAL RETURN             1.97%        6.28%       12.56%        9.54%       34.17%       18.22%
===============================================================================================
RATIOS/SUPPLEMENTAL
 DATA
 Net Assets, End of
  Period (Millions)     $2,486       $2,420       $3,009       $2,378       $1,948       $1,309
 Ratio of Total
  Expenses to Average
  Net Assets           0.48%**        0.43%        0.41%        0.39%        0.45%        0.42%
 Ratio of Net
  Investment Income to
  Average Net Assets   2.33%**        2.59%        2.59%        2.80%        3.25%        3.69%
 Turnover Rate           26%**          36%          18%          23%          22%          21%
===============================================================================================

 *Unaudited.
**Annualized.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

The Fund began the six-month period ended March 31, 2001, with a net asset value (price) of $24.06 per share. During the period, the Fund earned $0.28 per share from investment income (interest and dividends) and $0.19 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $1.44 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.


The share price at the end of the period was $23.09, reflecting earnings of $0.47 per share and distributions of $1.44 per share. This was a decrease of $0.97 per share (from $24.06 at the beginning of the period to $23.09 at the end of the period). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Fund was 1.97% for the period.

As of March 31, 2001, the Fund had $2.5 billion in net assets. For the period, its annualized expense ratio was 0.48% ($4.80 per $1,000 of net assets); and its annualized net investment income amounted to 2.33% of its average net assets. It sold and replaced securities valued at an annualized rate of 26% of its net assets.

--------------------------------------------------------------------------------

14

INVESTING WITH VANGUARD
The Fund is an investment option in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.
o If you have any questions about the Fund or Vanguard, including those about the Fund's investment objective, strategies, or risks, contact Vanguard's Participant Access Center, toll-free, at 1-800-523-1188.
o If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

INVESTMENT OPTIONS AND ALLOCATIONS
Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

TRANSACTIONS
Contributions, exchanges, or redemptions of the Fund's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.

     In all cases, your transaction will be based on the Fund's next-determined net asset value after Vanguard receives your request (or, in the case of new contributions, the next-determined net asset value after Vanguard receives the order from your plan administrator). As long as this request is received before the close of trading on the New York Stock Exchange, generally 4 p.m., Eastern time, you will receive that day's net asset value. This is known as your TRADE DATE.

EXCHANGES
The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can potentially disrupt the management of the Fund and increase its transaction costs, Vanguard limits participant exchange activity to no more than FOUR SUBSTANTIVE "ROUND TRIPS" THROUGH THE FUND (at least 90 days apart) during any 12-month period. A "round trip" is a redemption from the Fund followed by a purchase back into the Fund. "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of the Fund.
     Before making an exchange to or from another fund available in your plan, consider the following:
o Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.

o Be sure to read that Fund's prospectus. Contact Vanguard's Participant Access Center, toll-free, at 1-800-523-1188 for a copy.

o Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on the exchange policies that apply to your plan.

ACCESSING FUND INFORMATION BY COMPUTER

VANGUARD ON THE WORLD WIDE WEB WWW.VANGUARD.COM
Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; the online Education Center that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

DIVIDEND INCOME
Payment to shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

FUND DIVERSIFICATION
Holding a variety of securities so that a fund's return is not badly hurt by the poor performance of a single security, industry, or country.

GROWTH STOCK FUND
A mutual fund that emphasizes stocks of companies believed to have above-average prospects for growth. Reflecting market expectations for superior growth, these stocks typically have low dividend yields and above-average prices in relation to such measures as revenue, earnings, and book value.

INVESTMENT ADVISER
An  organization  that  makes  the  day-to-day   decisions  regarding  a  fund's
investments.

MUTUAL FUND
An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL
The amount of money you put into an investment.

SECURITIES
Stocks, bonds, money market instruments, and other investment vehicles.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VALUE STOCK FUND
A mutual fund that emphasizes stocks of companies whose growth prospects are generally regarded as subpar by the market. Reflecting these market expectations, the prices of value stocks typically are below-average in comparison with such measures as earnings and book value, and these stocks typically pay above-average dividend yields.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[SHIP]
[THE VANGUARD GROUP(R) LOGO]
Institutional Division
Post Office Box 2900
Valley Forge, PA
19482-2900

FOR MORE INFORMATION
If you'd like more information about Vanguard Equity Income Fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Fund. The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus. All market indexes referenced in this prospectus are the exclusive property of their respective owners. To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP
PARTICIPANT ACCESS CENTER
P.O. BOX 2900
VALLEY FORGE, PA
19482-2900

TELEPHONE:
1-800-523-1188

TEXT TELEPHONE:
1-800-523-8004

WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act
file number: 811-5445

(C) 2001
The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.


I065 112001

VANGUARD EQUITY INCOME FUND

ADMIRAL SHARES FOR PARTICIPANTS


NOVEMBER 16, 2001


This prospectus
contains financial data
for the Fund through
the fiscal period ended
March 31, 2000.






Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                                                    [THE VANGUARD GROUP(R) LOGO]

VANGUARD EQUITY INCOME FUND

ADMIRAL SHARES

PARTICIPANT PROSPECTUS


NOVEMBER 16, 2001


A VALUE STOCK MUTUAL FUND
--------------------------------------------------------------------------------
CONTENTS

   1  FUND PROFILE

   3  ADDITIONAL INFORMATION

   3  MORE ON THE FUND

   8  THE FUND AND VANGUARD

   8  INVESTMENT ADVISERS

  10  DIVIDENDS, CAPITAL GAINS, AND TAXES

  11  SHARE PRICE

  12  FINANCIAL HIGHLIGHTS

  14  INVESTING WITH VANGUARD

  15  ACCESSING FUND INFORMATION BY COMPUTER

      GLOSSARY (inside back cover)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHY READING THIS PROSPECTUS IS IMPORTANT
This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk(R)" explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHARE CLASSES
The Fund offers two separate classes of shares: Investor Shares and Admiral Shares. This prospectus offers the Fund's Admiral Shares and is intended for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 1-800-662-7447.


The Fund's separate share classes have different expenses; as a result, their investment performances will differ.

--------------------------------------------------------------------------------

FUND PROFILE

INVESTMENT OBJECTIVE
The Fund seeks to provide high current income and reasonable long-term capital growth.

PRIMARY INVESTMENT STRATEGIES
The Fund invests mainly in dividend-paying common stocks of established, large U.S. companies. Each stock is purchased when it is undervalued relative to its individual history and to the market. Generally, at the time of purchase, the stocks are out of favor with the investment community.

PRIMARY RISKS

An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

o Investment style risk, which is the chance that returns from large-capitalization value stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.
o Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

PERFORMANCE/RISK INFORMATION


The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the Fund's performance has varied from one calendar year to another over the past ten years. The table shows how the Fund's average annual total returns compare with those of relevant market indexes over set periods of time. Both the bar chart and table present information for the Fund's Investor Shares, because Admiral Shares were not available during the time periods shown. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.


--------------------------------------------------------------------------------
                      ANNUAL TOTAL RETURNS-INVESTOR SHARES
--------------------------------------------------------------------------------
      [SCALE -20% TO 50%]
                       1991           25.38%
                       1992            9.18%
                       1993           14.65%
                       1994           -1.59%
                       1995           37.34%
                       1996           17.39%
                       1997           31.17%
                       1998           17.34%
                       1999           -0.19%
                       2000           13.57%
--------------------------------------------------------------------------------

The Fund's year-to-date return as of the most recent calendar quarter, which ended September 30, 2001, was -7.56%.

--------------------------------------------------------------------------------

     During the period shown in the bar chart, the highest return for a calendar quarter was 13.38% (quarter ended March 31, 1991), and the lowest return for a quarter was -8.37% (quarter ended September 30, 1999).

2

--------------------------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------
                                       1 YEAR        5 YEARS         10 YEARS
--------------------------------------------------------------------------------
Vanguard Equity Income Fund
  Investor Shares                      13.57%         15.42%          15.82%
Standard & Poor's 500 Index            -9.10          18.33           17.46
Average Equity Income Fund*             6.77          13.06           14.33
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.
--------------------------------------------------------------------------------

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year.

      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                            None
      Sales Charge (Load) Imposed on Reinvested Dividends:                 None
      Redemption Fee:                                                      None
      Exchange Fee:                                                        None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                                0.34%
      12b-1 Distribution Fee:                                              None
      Other Expenses:                                                     0.01%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                              0.35%

     The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses match our estimates for Admiral Shares. The results apply whether or not you redeem your investment at the end of the given period.

--------------------------------------------------------------------------------
               1 YEAR     3 YEARS     5 YEARS    10 YEARS
--------------------------------------------------------------------------------
                $36         $113        $197       $443
--------------------------------------------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  FUND EXPENSES

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. We expect Vanguard Equity Income Fund Admiral Shares' expense ratio for the current fiscal year to be 0.35%, or $3.50 per $1,000 of average net assets. The average equity income mutual fund had expenses in 2000 of 1.37%, or $13.70 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees, as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING
Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with the fund's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS                     INCEPTION DATE
Dividends are distributed quarterly in March,   Investor Shares--March 21, 1988
June, September, and December; capital gains,   Admiral Shares--August 13, 2001
if any, are distributed in December.
                                                NET ASSETS (INVESTOR SHARES) AS
INVESTMENT ADVISERS                             OF
* Newell Associates, Palo Alto, Calif.,         MARCH 31, 2001
  since inception                               $2.5 billion
* John A. Levin & Co., Inc., New York City,
  N.Y., since 1995                              NEWSPAPER ABBREVIATION
* Wellington Management Company, LLP, Boston,   EqIncAdml
  Mass., since 2000
* The Vanguard Group, Valley Forge, Pa.,        VANGUARD FUND NUMBER
  since 1998                                    565

                                                CUSIP NUMBER
                                                921921300

                                                TICKER SYMBOL
                                                VEIRX

--------------------------------------------------------------------------------

MORE ON THE FUND
This prospectus describes risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] LOGO symbol throughout the prospectus. It is used to mark detailed information about each type of risk that you would confront as a Fund shareholder.

4

     The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.

     Finally, you'll find information on other important features of the Fund.

MARKET EXPOSURE
The Fund invests mainly in common stocks of large, established companies that pay above-average dividends. At the time of purchase by the Fund, a stock is usually out of favor with the investment community and undervalued relative to its individual history and to the market.

     Stocks purchased by the Fund are expected to produce a relatively high and stable level of income and to have the potential for long-term capital appreciation. In the past, stocks with relatively high dividend yields have tended to lag the overall stock market during periods when stock prices generally are rising and to outperform it during periods of flat or declining prices.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                          VALUE FUNDS AND GROWTH FUNDS
Value investing and growth investing are two styles employed by stock fund managers. Value funds generally emphasize stocks of companies from which the market does not expect strong growth. The prices of value stocks typically are below-average in comparison to such measures as earnings and book value, and these stocks typically have above-average dividend yields. Growth funds generally focus on companies believed to have above-average potential for growth in revenue and earnings. Reflecting the market's high expectations for superior growth, such stocks typically have low dividend yields and above-average prices in relation to such measures as revenue, earnings, and book value. Value and growth stocks have, in the past, produced similar long-term returns, though each category has periods when it outperforms the other. In general, value funds are appropriate for investors who want some dividend income and the potential for capital gains, but are less tolerant of share-price fluctuations. Growth funds, by contrast, appeal to investors who will accept more volatility in hopes of a greater increase in share price. Growth funds also may appeal to investors with taxable accounts who want a higher proportion of returns to come as capital gains (which may be taxed at lower rates than dividend income).
--------------------------------------------------------------------------------

[FLAG] THE FUND IS SUBJECT TO STOCK MARKET RISK,  WHICH IS THE CHANCE THAT STOCK
     PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

     To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns for the U.S. stock market over various periods as measured by the S&P 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term.

--------------------------------------------------------------------------------
                      U.S. STOCK MARKET RETURNS (1926-2000)
--------------------------------------------------------------------------------
                     1 YEAR   5 YEARS   10 YEARS   20 YEARS
--------------------------------------------------------------------------------
Best                  54.2%    28.6%     19.9%      17.8%
Worst                -43.1    -12.4      -0.8        3.1
Average               12.9     11.1      11.2       11.2
--------------------------------------------------------------------------------


     The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2000. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 11.1%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or this Fund in particular.

[FLAG] THE FUND IS SUBJECT TO  INVESTMENT  STYLE RISK,  WHICH IS THE CHANCE THAT
     RETURNS FROM THE TYPES OF STOCKS IN WHICH IT INVESTS WILL TRAIL RETURNS FROM THE OVERALL MARKET. AS A GROUP, VALUE STOCKS TEND TO GO THROUGH CYCLES OF DOING BETTER--OR WORSE--THAN THE STOCK MARKET IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.


SECURITY SELECTION
Vanguard Equity Income Fund employs four investment advisers, each of which independently chooses and maintains a portfolio of common stocks for the Fund. The Fund's board of trustees decides the proportion of Fund assets to be managed by each adviser and may change these proportions at any time.

     Three of the four advisers use active investment management methods, which means they buy and sell securities based on their judgments about the financial prospects of companies, the prices of the securities, and the stock market and economy in general. Although each of these advisers uses different processes to select securities for its portion of the Fund's assets, each is committed to buying stocks that produce above-average income and that, in the adviser's opinion, have the potential for long-term capital growth.

     Newell Associates (Newell), which managed about 50% of the Fund's assets as of March 31, 2001, selects stocks of large, well-established, dividend-paying U.S.-traded companies. These stocks are purchased when their valuation levels are low, based on the firm's proprietary Relative Yield Strategy analysis, and sold when valuation levels are high, based on that analysis.

     John A. Levin & Co., Inc. (Levin), which managed about 22% of the Fund's assets as of March 31, 2001, selects stocks of companies with one or more of the following attributes: a strong proprietary product or service; a low share price in relation to cash flow or asset value; a new product or development; or some other unique situation that offers attractive prospects for long-term returns and limited risk. Levin generally considers purchasing stocks when their valuation levels are low and considers selling stocks when their valuation levels are high.

6

     Wellington Management Company, LLP (Wellington Management), which managed about 23% of the Fund's assets as of March 31, 2001, employs a fundamental approach to identify individual stocks, and seeks stocks that offer above-average dividend yields, below-average valuations, and the potential for dividend increases in the future. Securities are sold when an investment is no longer considered as attractive as other available investments, based on Wellington Management's fundamental valuation approach.


     The Vanguard Group (Vanguard) managed about 5% of the Fund's assets as of March 31, 2001. Vanguard typically invests its portion of the Fund's assets in stock futures and/or shares of exchange-traded funds, including Vanguard Total Stock Market VIPERS(TM), to achieve performance similar to that of common stocks while maintaining flexibility to meet the liquidity needs of the Fund. Investments in exchange-traded fund shares are made in accordance with limitations imposed under the Investment Company Act. For more details on the Fund's policy on futures, see "Other Investment Policies and Risks".


     The Fund is generally managed without regard to tax ramifications.

[FLAG] THE  FUND IS  SUBJECT  TO  MANAGER  RISK,  WHICH IS THE  CHANCE  THAT THE
     ADVISERS WILL DO A POOR JOB OF SELECTING THE SECURITIES OR COUNTRIES IN WHICH THE FUND INVESTS.


OTHER INVESTMENT POLICIES AND RISKS
Besides investing in dividend-paying stocks, the Fund may make certain other kinds of investments to achieve its objective.

     Although the Fund typically does not make significant investments in foreign securities, it reserves the right to invest up to 20% of its assets this way. Foreign securities may be traded on U.S. or foreign markets. To the extent that it owns foreign securities, the Fund is subject to (1) country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or a natural disaster--will weaken a country's securities markets; and
(2) currency risk, which is the chance that a foreign investment will decrease in value because of unfavorable changes in currency exchange rates.

[FLAG] THE FUND MAY INVEST, TO A LIMITED EXTENT, IN DERIVATIVES. DERIVATIVES MAY
     INVOLVE  RISKS  DIFFERENT  FROM,  AND  POSSIBLY   GREATER  THAN,  THOSE  OF
     TRADITIONAL INVESTMENTS.

     The Fund may invest in stock futures and options contracts, which are traditional types of derivatives. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. The Fund will not use futures for speculative purposes or as leveraged investments that magnify gains or losses. The Fund's obligation under futures contracts will not exceed 20% of its total assets.

The  reasons for which the Fund will invest in futures and options are:
o To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.
o To reduce the Fund's transaction costs or add value when these instruments are favorably priced.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                   DERIVATIVES
A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value. If used for speculation or as leveraged investments, derivatives can carry considerable risks.
--------------------------------------------------------------------------------


     The Fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but otherwise fail to achieve its investment objective.


COSTS AND MARKET-TIMING

Some investors try to profit from a strategy called market-timing--switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. This is why all Vanguard funds have adopted special policies to discourage short-term trading or to compensate the funds for the costs associated with it.
Specifically:

o Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to efficient portfolio management. A purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.
o Each Vanguard fund (except the money market funds) limits the number of times that an investor can exchange into and out of the fund.
o    Each Vanguard fund reserves the right to stop offering shares at any time.
o    Certain   Vanguard  funds  charge  purchase   and/or   redemption  fees  on
     transactions.
See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

     THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

TURNOVER RATE

Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period.

8

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  TURNOVER RATE
Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income. As of March 31, 2001, the average turnover rate for all large-cap value funds was approximately 84%, according to Morningstar, Inc.
--------------------------------------------------------------------------------

THE FUND AND VANGUARD

The Fund is a member of The Vanguard Group, a family of more than 35 investment companies with more than 100 funds holding assets in excess of $500 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.


     Vanguard  also  provides   marketing   services  to  the  funds.   Although
shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE
The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
--------------------------------------------------------------------------------

INVESTMENT ADVISERS
The Fund uses a multimanager approach. It employs four investment advisers, each of which independently manages a separate portion of the Fund's assets, subject to the control of the trustees and officers of the Fund.
o Newell Associates, 525 University Avenue, Palo Alto, CA 94301, is an investment advisory firm founded in 1986. As of March 31, 2001, Newell managed about $1.7 billion in assets.
o John A. Levin & Co., Inc., One Rockefeller Plaza, 19th Floor, New York, NY 10020, is an investment advisory firm founded in 1982. As of March 31, 2001, Levin managed about $11.7 billion in assets.
o Wellington Management Company, LLP, 75 State Street,Boston, MA 02109, is an investment advisory firm founded in 1928. As of March 31, 2001, Wellington Management managed about $270 billion in assets.

o The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482, founded in 1975, is a wholly owned subsidiary of the Vanguard funds. As of March 31, 2001, Vanguard served as adviser for about $375 billion in assets.

     The Fund pays three of its investment advisers--Newell, Levin, and Wellington Management--on a quarterly basis. For each adviser, the quarterly fee is based on certain annual percentage rates applied to average net assets managed by the adviser over the quarterly period. In addition, the quarterly fees paid to Levin and Wellington Management are increased or decreased based upon the adviser's performance in comparison to a benchmark index. For these purposes, the cumulative total return of each adviser's portion of the Fund over a trailing 36-month period is compared to the cumulative total return of the S&P 500 Index (for Levin) and the Lipper Equity Income Fund Average (for Wellington Management) over the same period.


     Please consult the Fund's Statement of Additional Information for a complete explanation of how advisory fees are calculated. The Fund pays no advisory fees to Vanguard, because Vanguard provides services to the Fund on an at-cost basis.

     For the fiscal year ended September 30, 2000, and the six-month period ended March 31, 2001, the advisory fees and expenses represented effective annual rates of 0.16% (before a performance-based decrease of 0.02%) and 0.17% (before a performance-based increase of 0.02%) respectively, of the Fund's average net assets.

     The advisers are authorized to choose broker-dealers to handle the purchase and sale of the Fund's portfolio securities and to obtain the best available price and most favorable execution for all transactions. Also, the board of trustees may direct the advisers to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund.


     In the interest of obtaining better execution of a transaction, the advisers may at times choose brokers who charge higher commissions. If more than one broker can obtain the best available price and most favorable execution, then the advisers are authorized to choose a broker who, in addition to executing the transaction, will provide research services to the advisers or the Fund.

     The board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment adviser--either as a replacement for an existing adviser or as an additional adviser. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. In addition, as the Fund's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Fund, on an at-cost basis, at any time.

10

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               THE FUND'S ADVISERS
The managers primarily responsible for overseeing the Fund's investments are:

ROGER D. NEWELL, Chairman and Chief Investment Officer of Newell Associates. He has worked in investment management since 1958; has managed equity funds since 1959; has been with Newell since 1986; and has managed the Fund since 1988.
Education: B.A., University of Minnesota; J.D., Harvard Law School; M.A., University of Minnesota.

JENNIFER C. NEWELL, CFA, President and Portfolio Manager of Newell. She has worked in investment management since 1986; has been with Newell since 1992 and its investment team since 1993; and has managed the Fund since 1999. Education:
B.A., Wheaton College; M.B.A., Haas Business School, University of California, Berkeley.

JOHN A. LEVIN, Chairman and Chief Executive Officer of John A. Levin & Co., Inc. He has managed equity funds since 1963; has been with Levin since 1982; and has managed the Fund since 1995. Education: B.A. and L.L.B., Yale University.

JOSEPH A. AUSTIN, Senior Portfolio Manager and Securities Analyst of Levin. He has worked in investment management since 1984; has been with Levin since 1993; and has managed the Fund since 2000. Education: B.B.A., Millsaps College; M.B.A., Columbia University.

JOHN W. MURPHY, Senior Portfolio Manager and Securities Analyst of Levin. He has worked in investment management since 1988; has been with Levin since 1995; and has managed the Fund since 2000. Education: B.S., Bryant College; M.B.A., Northwestern University.

DANIEL M. THERIAULT, CFA, CPA, Senior Portfolio Manager, and Securities Analyst of Levin. He has worked in investment management since 1986; has been with Levin since 1997; and has managed the Fund since 2000. Education: B.A., Boston College.

JOHN R. RYAN, CFA, Senior Vice President and Managing Partner of Wellington Management Company, LLP. He has worked in investment management with Wellington Management since 1981 and has managed the Fund since 2000. Education: B.S., Lehigh University; M.B.A., University of Virginia.

GEORGE U. SAUTER, Managing Director of Vanguard and head of Vanguard's Quantitative Equity Group. He has worked in investment management since 1985 and has had primary responsibility for Vanguard's stock indexing and active quantitative investments and strategy since joining the company in 1987.
Education: A.B., Dartmouth College; M.B.A., University of Chicago.
--------------------------------------------------------------------------------

DIVIDENDS, CAPITAL GAINS, AND TAXES
The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses), as well as any capital gains realized from the sale of its holdings. Income dividends generally are distributed in March, June, September, and December; capital gains distributions generally occur in December.

     Your dividend and capital gains distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan's Summary Plan Description, or your tax adviser about the tax consequences of plan withdrawals.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS

As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. You receive such earnings as either an income dividend or a capital gains distribution. Income dividends come from both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

--------------------------------------------------------------------------------

SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Net asset value per share is computed by dividing the net assets attributed to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund's foreign securities trade on markets that are open.


     Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party.


     When reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds is materially affected by events occurring after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

     Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

12

FINANCIAL HIGHLIGHTS

The following financial highlights table pertains to the Fund's Investor Shares; Admiral Shares were not available during the periods shown. The table is intended to help you understand the Fund's financial performance for these periods, and certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all dividend and capital gains distributions). The information for the five years ended September 30, 2000, has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. The information for the six month period ended March 31, 2001, has not been audited by independent accountants. You may have the annual report sent to you without charge by contacting Vanguard.


-----------------------------------------------------------------------------------------------
                                            VANGUARD EQUITY INCOME FUND
                                                   INVESTOR SHARES
                                              YEAR ENDED SEPTEMBER 30,
              SIX MONTHS ENDED  ---------------------------------------------------------------
               MARCH 31, 2001*         2000         1999         1998       1997           1996
-----------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD    $24.06       $24.14       $22.80       $22.28       $17.69       $15.65
-----------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income     .28          .62          .64          .64          .64          .63
 Net Realized and Unrealized Gain
  (Loss) on Investments    .19          .81         2.20         1.44         5.17         2.18
-----------------------------------------------------------------------------------------------
  Total from Investment
    Operations             .47         1.43         2.84         2.08         5.81         2.81
-----------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
  Investment Income       (.30)        (.64)        (.67)        (.67)      (.64)          (.60)
 Distributions from
  Realized Capital       (1.14)        (.87)        (.83)        (.89)      (.58)          (.17)
  Gains
-----------------------------------------------------------------------------------------------
   Total Distributions   (1.44)       (1.51)       (1.50)       (1.56)     (1.22)          (.77)
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, END    $23.09       $24.06       $24.14       $22.80       $22.28       $17.69
 OF PERIOD
===============================================================================================
TOTAL RETURN             1.97%        6.28%       12.56%        9.54%       34.17%       18.22%
===============================================================================================
RATIOS/SUPPLEMENTAL
 DATA
 Net Assets, End of
  Period (Millions)     $2,486       $2,420       $3,009       $2,378       $1,948       $1,309
 Ratio of Total
  Expenses to Average
  Net Assets           0.48%**        0.43%        0.41%        0.39%        0.45%        0.42%
 Ratio of Net
  Investment Income to
  Average Net Assets   2.33%**        2.59%        2.59%        2.80%        3.25%        3.69%
 Turnover Rate           26%**          36%          18%          23%          22%          21%

===============================================================================================

 *Unaudited.
**Annualized.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

The Fund began the six-month period ended March 31, 2001, with a net asset value (price) of $24.06 per share. During the period, the Fund earned $0.28 per share from investment income (interest and dividends) and $0.19 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $1.44 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.


The share price at the end of the period was $23.09, reflecting earnings of $0.47 per share and distributions of $1.44 per share. This was a decrease of $0.97 per share (from $24.06 at the beginning of the period to $23.09 at the end of the period). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Fund was 1.97% for the period.

As of March 31, 2001, the Fund had $2.5 billion in net assets. For the period, its annualized expense ratio was 0.48% ($4.80 per $1,000 of net assets); and its annualized net investment income amounted to 2.33% of its average net assets. It sold and replaced securities valued at an annualized rate of 26% of its net assets.

--------------------------------------------------------------------------------

14

INVESTING WITH VANGUARD
The Fund is an investment option in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.
o If you have any questions about the Fund or Vanguard, including those about the Fund's investment objective, strategies, or risks, contact Vanguard's Participant Access Center, toll-free, at 1-800-523-1188.
o If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

INVESTMENT OPTIONS AND ALLOCATIONS
Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

TRANSACTIONS
Contributions, exchanges, or redemptions of the Fund's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.

     In all cases, your transaction will be based on the Fund's next-determined net asset value after Vanguard receives your request (or, in the case of new contributions, the next-determined net asset value after Vanguard receives the order from your plan administrator). As long as this request is received before the close of trading on the New York Stock Exchange, generally 4 p.m., Eastern time, you will receive that day's net asset value. This is known as your TRADE DATE.

EXCHANGES
The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can potentially disrupt the management of the Fund and increase its transaction costs, Vanguard limits participant exchange activity to no more than FOUR SUBSTANTIVE "ROUND TRIPS" THROUGH THE FUND (at least 90 days apart) during any 12-month period. A "round trip" is a redemption from the Fund followed by a purchase back into the Fund. "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of the Fund.

     Before making an exchange to or from another fund available in your plan, consider the following:
o Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.

o Be sure to read that Fund's prospectus. Contact Vanguard's Participant Access Center, toll-free, at 1-800-523-1188 for a copy.

o Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on the exchange policies that apply to your plan.

ACCESSING FUND INFORMATION BY COMPUTER

VANGUARD ON THE WORLD WIDE WEB WWW.VANGUARD.COM
Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; the online Education Center that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

DIVIDEND INCOME
Payment to shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

FUND DIVERSIFICATION
Holding a variety of securities so that a fund's return is not badly hurt by the poor performance of a single security, industry, or country.

GROWTH STOCK FUND
A mutual fund that emphasizes stocks of companies believed to have above-average prospects for growth. Reflecting market expectations for superior growth, these stocks typically have low dividend yields and above-average prices in relation to such measures as revenue, earnings, and book value.

INVESTMENT ADVISER
An  organization  that  makes  the  day-to-day   decisions  regarding  a  fund's
investments.

MUTUAL FUND
An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL
The amount of money you put into an investment.

SECURITIES
Stocks, bonds, money market instruments, and other investment vehicles.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VALUE STOCK FUND
A mutual fund that emphasizes stocks of companies whose growth prospects are generally regarded as subpar by the market. Reflecting these market expectations, the prices of value stocks typically are below-average in comparison with such measures as earnings and book value, and these stocks typically pay above-average dividend yields.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[SHIP]
[THE VANGUARD GROUP(R) LOGO]
Institutional Division
Post Office Box 2900
Valley Forge, PA
19482-2900


FOR MORE INFORMATION
If you'd like more information about Vanguard Equity Income Fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

All market indexes referenced in this prospectus are the exclusive property of their respective owners.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP
PARTICIPANT ACCESS CENTER
P.O. BOX 2900
VALLEY FORGE, PA
19482-2900

TELEPHONE:
1-800-523-1188

TEXT TELEPHONE:
1-800-523-8004

WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act
file number: 811-5445

(C) 2001
The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.


I565 112001

                                     PART B

                            VANGUARD(R) FENWAY FUNDS
                                   (THE TRUST)

                       STATEMENT OF ADDITIONAL INFORMATION


                                NOVEMBER 16, 2001


This Statement is not a Prospectus but should be read in conjunction with the Trust's current Prospectuses (dated November 16, 2001, for Vanguard Equity Income Fund; May 31, 2001 for Vanguard Growth Equity Fund). To obtain, without charge, a Prospectus or the most recent Annual Report to Shareholders, which contain the Trust's financial statements as hereby incorporated by reference, please call:


                         INVESTOR INFORMATION DEPARTMENT
                                 1-800-662-7447

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
DESCRIPTION OF THE TRUST ....................................................B-1
INVESTMENT POLICIES .........................................................B-3
FUNDAMENTAL INVESTMENT LIMITATIONS ..........................................B-9
PURCHASE OF SHARES .........................................................B-10
REDEMPTION OF SHARES .......................................................B-10
SHARE PRICE ................................................................B-10
MANAGEMENT OF THE FUNDS.....................................................B-11
YIELD AND TOTAL RETURNS ....................................................B-14
INVESTMENT ADVISORY SERVICES ...............................................B-15
PORTFOLIO TRANSACTIONS .....................................................B-20
FINANCIAL STATEMENTS .......................................................B-22
COMPARATIVE INDEXES ........................................................B-22

                            DESCRIPTION OF THE TRUST


ORGANIZATION
The Trust was organized as Vanguard Equity Income Fund, Inc., a Maryland corporation, in 1987, and was reorganized as Vanguard Equity Income Fund, a Delaware business trust, in May 1998. On March 1, 2000, the Trust was renamed Vanguard Fenway Funds. The Trust is registered with the United States Securities and Exchange Commission (the Commission) under the Investment Company Act of 1940 (the 1940 Act) as an open-end, diversified management company. It currently offers the following funds, each of which is an open-end diversified management company:

                                                SHARE CLASSES
                                                --------------
        FUND*                              INVESTOR       ADMIRAL
        -----                              --------       -------
        Vanguard(R) Equity Income Fund      Yes           Yes
        Vanguard(R) Growth Equity Fund      Yes           No
                (individually, the Fund; collectively, the Funds)

     The Trust has the ability to offer additional funds or classes of shares. There is no limit on the number of full and fractional shares that each Fund may issue.

SERVICE PROVIDERS
     CUSTODIAN. Citibank, N.A., 111 Wall Street, New York, NY 10005, serves as the custodian for Vanguard Equity Income Fund. The custodian for Vanguard Growth Equity Fund is First Union National Bank, PA4943, 530 Walnut Street, Philadelphia, PA 19106. The custodians are responsible for maintaining the Funds' assets and keeping all necessary accounts and records of Fund assets.


     INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103, serves as the Funds' independent accountants. The accountants audit the Funds' annual financial statements and provide other related services. Prior to the Vanguard Growth Equity Fund reorganization, the Fund employed other auditors as its independent auditors.


     TRANSFER  AND   DIVIDEND-PAYING   AGENT.  The  Funds'  transfer  agent  and
dividend-paying agent is The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, PA 19355.

CHARACTERISTICS OF THE FUNDS' SHARES
     RESTRICTIONS ON HOLDING OR DISPOSING OF SHARES. There are no restrictions on the right of shareholders to retain or dispose of the Funds' shares, other than the possible future termination of theFunds. EachFund may be terminated by reorganization into another mutual fund or by liquidation and distribution of its assets. Unless terminated by reorganization or liquidation, the Funds will continue indefinitely.

     SHAREHOLDER LIABILITY. The Funds are organized under Delaware law, which provides that shareholders of a business trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of a Fund will not be personally liable for payment of the Fund's debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss on account of a Fund obligation only if the Fund itself had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

     DIVIDEND RIGHTS. The shareholders of a Fund are entitled to receive any dividends or other distributions declared for such Fund. No shares have priority or preference over any other shares of the same Fund with respect to distributions. Distributions will be made from the assets of a Fund, and will be paid ratably to all shareholders of the Fund according to the number of shares of such Fund held by shareholders on the record date.

     VOTING RIGHTS. Shareholders are entitled to a vote on a matter if: (i) a shareholder vote is required under the 1940 Act; (ii) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of any Fund; or (iii) the trustees determine that it is necessary or desirable to obtain a shareholder vote. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove trustees upon the written request of shareholders representing 10% or more of a Fund's net assets, and to change any fundamental policy of a Fund. Unless otherwise required by applicable law, shareholders of each Fund receive one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of the Fund affected by a particular matter are entitled to vote on that matter. Voting rights are non-cumulative and cannot be modified without a majority vote.

     LIQUIDATION RIGHTS. In the event of liquidation, shareholders will be entitled to receive a pro rata share of the applicable Fund's net assets. In the event that a class of shares is liquidated, shareholders of that class will be entitled to receive a pro rata share of the Fund's net assets that are attributable to that class.

     PREEMPTIVE RIGHTS. There are no preemptive rights associated with each Fund's shares.


     CONVERSION RIGHTS. Shareholders of the Equity Income Fund may convert their shares into another class of shares of the same fund upon the satisfaction of any then applicable eligibility requirements.


     REDEMPTION PROVISIONS. The Funds' redemption provisions are described in their current prospectuses and elsewhere in this Statement of Additional Information.

     SINKING FUND PROVISIONS. The Funds have no sinking fund provisions.

     CALLS OR ASSESSMENT. Each Fund's shares, when issued, are fully paid and non-assessable.

TAX STATUS OF THE FUNDS
Each Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code. This special tax status means that a Fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, each Fund must comply with certain requirements. If a Fund fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.


                              INVESTMENT POLICIES

The following policies supplement the Funds' investment objectives and policies set forth in the Prospectuses. Vanguard Equity Income Fund intends to invest at least 65% of its total assets in equity securities intended to produce income. Vanguard Growth Equity Fund intends to invest at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity securities.

INVESTMENTS IN OTHER INVESTMENT COMPANIES
Each Fund may purchase shares of exchange-traded funds (ETFs), including ETF shares issued by other Vanguard funds. Typically, a Fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts: to obtain exposure to the stock market while maintaining flexibility to meet the liquidity needs of the Fund. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly and more tax-efficient than futures. In addition, ETF shares can be purchased for smaller sums and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract.

     Because ETFs are investment companies, a Fund's purchases of ETF shares are subject to the limitations described under the heading "Fundamental Investment Limitations--Investment Companies." Among other things, these limitations would prohibit a Fund from acquiring shares of an ETF if, at the time of the acquisition, more than 10% of the Fund's assets are invested in ETF shares.

     An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a Fund could lose money investing in an ETF if the prices of the stocks owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
o an active trading market for an ETF's shares may not develop or be maintained; or
o trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.


FUTURES CONTRACTS AND OPTIONS
Each Fund may enter into futures contracts, options, and options on futures contracts in order to maintain cash reserves while simulating full investment. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC), a U.S. Government agency. Assets committed to futures contracts will be segregated to the extent required by law.

     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position (buying a contract which has previously been sold, selling a contract previously purchased) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded.

     After a futures contract position is opened, the value of the contract is marked to the market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. Each Fund expects to earn interest income on its margin deposits.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the value of the underlying securities. Each Fund intends to use futures contracts only for bona fide hedging purposes. Regulations of the CFTC applicable to each Fund require that all of its futures transactions constitute bona fide hedging transactions except to the extent that the aggregate initial margins and premiums required to establish any non-hedging positions do not exceed five percent of the value of the respective Fund's portfolio.

     Although techniques other than the sale and purchase of futures contracts could be used to control the exposure of a Fund's income to fluctuations in the market value of its securities, the use of futures contracts may be a more effective means of hedging this exposure. While the Funds will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

     RESTRICTIONS ON THE USE OF FUTURES CONTRACTS AND OPTIONS. Each Fund will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the Fund's total assets. In addition, each Fund will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of the Fund's total assets.

     RISK FACTORS IN FUTURES TRANSACTIONS. Positions in futures may be closed out only on an Exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, each Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, each Fund may be required to make delivery of the instruments underlying the futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge. Each Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out.

     A 15% decrease in the value of the futures contract would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of each Fund are engaged in only for hedging purposes, the Advisers do not believe that the Funds are subject to the risks of loss frequently associated with futures transactions. Each Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

     Utilization of futures transactions by each Fund does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that each Fund could both lose money on futures contracts and also experience a decline in the value of its portfolio securities. There is also the risk of loss by each Fund of margin deposits in the event of bankruptcy of a broker with whom the respective Fund has an open position in a futures contract or related option.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

     FEDERAL TAX TREATMENT OF FUTURES CONTRACTS. Except for transactions that each Fund has identified as hedging transactions, each Fund is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In these cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Gains and losses on certain other futures contracts (primarily non-U.S. futures contracts) are not recognized until the contracts are closed and are treated as long-term or short-term depending on the holding period of the contract. Sales of futures contracts which are intended to hedge against a change in the value of securities held by a Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. The Funds may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Funds.

     In order for each Fund to continue to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income derived with respect to each Fund's business of investing in such securities or currencies. It is anticipated that any net gain recognized on futures contracts will be considered qualifying income for purposes of the 90% requirement.

     Each Fund will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes on futures transactions. Such distributions will be combined with distributions of capital gains realized on a Fund's other investments and shareholders will be advised on the nature of the transactions.

REPURCHASE AGREEMENTS
Each Fund,  along  with  other  members  of The  Vanguard  Group,  may invest in repurchase agreements with commercial banks, brokers, or dealers either for defensive purposes due to market conditions or to generate income from its excess cash balances. A repurchase agreement is an agreement under which a Fund acquires a fixed-income security (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by a custodian bank until repurchased. In addition, each Fund's board of trustees will monitor repurchase agreement transactions generally and will establish guidelines and standards for review by the investment adviser of the creditworthiness of any bank, broker, or dealer party to a repurchase agreement.

     The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to the liquidation or reorganization under bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by a Fund not within the control of the Fund and therefore the realization by the Fund on such collateral may be automatically stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the advisers acknowledge these risks, it is expected that they will be controlled through careful monitoring procedures.

LENDING OF SECURITIES
Each Fund may lend its investment securities to qualified institutional investors (typically brokers, dealers, banks, or other financial institutions) who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities, or completing arbitrage operations. By lending its investment securities, a Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The terms, the structure, and the aggregate amount of such loans must be consistent with the 1940 Act and the Rules or interpretations of the Commission thereunder. These provisions limit the amount of securities a Fund may lend to 33 1/3% of the Fund's total assets, and require that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit, or securities issued or guaranteed by the United States Government having at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receive reasonable interest on the loan (which may include the Fund's investing any cash collateral in interest bearing short-term investments), any distribution on the loaned securities, and any increase in their market value. Loan arrangements made by a Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including the creditworthiness of the broker, dealer, or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Funds' board of trustees.

     At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's trustees. In addition, voting rights pass with the loaned securities, but if a material event occurs that affects the securities on loan, the Fund must call the loan and vote the securities.

VANGUARD INTERFUND LENDING PROGRAM
The Commission has issued an exemptive order permitting each Fund and other Vanguard funds to participate in Vanguard's interfund lending program. This program allows the Vanguard funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including the requirement that no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is available from a typical bank for a comparable transaction. In addition, a

Vanguard fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objective and other investment policies. The boards of trustees of the Vanguard funds are responsible for ensuring that the interfund lending program operates in compliance with all conditions of the Commission's exemptive order.

TEMPORARY INVESTMENTS
Each Fund may take temporary defensive measures that are inconsistent with the Fund's normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions. Such measures could include investments in (a) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies, commercial paper, and bank certificates of deposit; (b) repurchase agreements involving any such securities; (c) shares of other investment companies which have investment objectives consistent with those of the Fund; and (d) other money market instruments. There is no limit on the extent to which a Fund may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.

FOREIGN INVESTMENTS
Each Fund may invest up to 20% of its total assets in securities of foreign companies. Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies.

     CURRENCY RISK. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since the Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies, The Funds will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of each Fund permit it to enter into forward foreign currency exchange contracts in order to hedge holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

     COUNTRY RISK. As foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of foreign stock exchanges, brokers, and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in companies in those countries.

     Although the Fund will endeavor to achieve most favorable execution costs in its portfolio transactions in foreign securities, commissions on many foreign stock exchanges are generally higher than commissions on U.S. exchanges. In addition, it is expected that the expenses for custodial arrangements of foreign securities will be somewhat greater than the expenses for the custodial arrangements for handling U.S. securities of equal value.

     Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income the Fund receives from its foreign investments.

     FEDERAL TAX TREATMENT OF NON-U.S. TRANSACTIONS. Special rules govern the Federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option, or similar financial instrument if such instrument is not marked to market. The disposition of a currency other than the U.S. dollar by a taxpayer whose functional currency is the U.S. dollar is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and nonequity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules applicable to other futures contracts unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency income or loss arising from certain identified forward contracts, futures contracts, and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. The Treasury Department issued regulations under which certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Internal Revenue Code of 1986, as amended, and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. Any gain or loss attributable to the foreign currency component of a transaction engaged in by a Fund which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. dollar-denominated investments and foreign currency contracts the Funds may make or enter into will be subject to the special currency rules described above.

ILLIQUID SECURITIES
Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that may not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on a Fund's books.

     Each Fund may invest in restricted, privately placed securities that, under securities laws, may be sold only to qualified institutional buyers. Because these securities can be resold only to qualified institutional buyers or after they have been held for a number of years, they may be considered illiquid securities--meaning that they could be difficult for a Fund to convert to cash if needed. If a substantial market develops for a restricted security held by a Fund, it will be treated as a liquid security, in accordance with procedures and guidelines approved by the Funds' board of trustees. This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933 (the 1933
Act). While the Funds' investment advisers determine the liquidity of restricted securities on a daily basis, the board oversees and retains ultimate responsibility for the advisers' decisions. Several factors that the board considers in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, and the availability of information about the security's issuer.

AMERICAN DEPOSITARY RECEIPTS (ADRS)
ADRs are securities, typically issued by a U.S. financial institutional (a depositary), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

CONVERTIBLE SECURITIES
Convertible securities are corporate securities that are exchangeable for a set number of another security at a prestated price. Convertible securities typically have characteristics of both fixed income and equity securities. Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.

VARIABLE AND FLOATING RATE INSTRUMENTS
Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly, or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WARRANTS
Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES
When-issued or delayed delivery securities are subject to market fluctuations due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its investment portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.


                       FUNDAMENTAL INVESTMENT LIMITATIONS
Each Fund is subject to the following fundamental investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the Fund's shares. For these purposes, a "majority" of the Fund's shares means shares representing the lesser of: (i) 67% or more of the shares voted, so long as more than 50% of a Fund's outstanding shares are present or represented by proxy; or (ii) more than 50% of a Fund's outstanding shares.

     BORROWING. Vanguard Equity Income Fund may not borrow money, except for temporary purposes in an amount not exceeding 15% of the Fund's net assets. Vanguard Growth Equity Fund may not borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowings. For Vanguard Growth Equity Fund, asset coverage of at least 300% is required for all borrowings, except where the Fund has borrowed for temporary purposes in amounts not exceeding 5%. Each Fund may borrow money through banks, or Vanguard's interfund lending program only, and must comply with all applicable regulatory conditions. Each Fund may not make any additional investments whenever outstanding borrowings exceed 5% of net assets.

     COMMODITIES. Each Fund may not invest in commodities, except that a Fund may invest in stock futures contracts, stock options, and options on stock futures contracts. No more than 5% of the Fund's total assets may be used as initial margin deposit for futures contracts, and no more than 20% of the Fund's total assets may be obligated under futures contracts or options at any time.

     DIVERSIFICATION. With respect to 75% of its total assets, each fund may not: (i) purchase more than 10% of the outstanding voting securities of any one issuer, or (ii) purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the United States Government, its agencies, or instrumentalities.

     INDUSTRY CONCENTRATION. Each Fund may not invest more than 25% of its total assets in any one industry.

     INVESTING FOR CONTROL. Each Fund may not invest in a company for the purpose of controlling its management.*

     INVESTMENT COMPANIES. Each Fund may not invest in any other investment company, except through a merger, consolidation, or acquisition of assets, or to the extent permitted by Section 12 of the 1940 Act.

Investment companies whose shares the Fund acquires pursuant to Section 12 must have investment objectives and investment policies consistent with those of the Fund.*

     LOANS. Each Fund may not lend money to any person except by purchasing fixed income securities that are publicly distributed, by entering into repurchase agreements, by lending its portfolio securities, or through Vanguard's interfund lending program.

     MARGIN. Each Fund may not purchase securities on margin or sell securities short, except as permitted by the Fund's investment policies relating to commodities.*

     PLEDGING ASSETS. Each Fund may not pledge, mortgage, or hypothecate more than 15% of its net assets.*

     REAL ESTATE. Each Fund may not invest directly in real estate, although it may invest in securities of companies that deal in real estate.

     SENIOR SECURITIES. Each Fund may not issue senior securities, except in compliance with the 1940 Act.

     UNDERWRITING. Each Fund may not engage in the business of underwriting securities issued by other persons. The Fund will not be considered an underwriter when disposing of its investment securities.

     * For Vanguard Growth Equity Fund, this is a non-fundamental limitation and may be changed by the Fund's board of trustees.

     None of these limitations prevents the Funds from participating in The Vanguard Group (Vanguard). Because each Fund is a member of the Group, each Fund may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard's costs or other financial requirements. See "Management of the Funds" for more information. The investment limitations set forth above are considered at the time investment securities are purchased. If a percentage restriction is adhered to at the time the investment is made, a later increase in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction.


                               PURCHASE OF SHARES
Each Fund reserves the right in its sole discretion (i) to suspend the offerings of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum investment for, or any other restrictions on, initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Fund's shares.

                              REDEMPTION OF SHARES
Each Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Commission, (ii) during any period when an emergency exists as defined by the Commission as a result of which it is not reasonably practicable for each Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.

     Each Fund has made a Rule 18f-1 election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period.

     No charge is made by the Funds for redemptions. Shares redeemed may be worth more or less than what was paid for them, depending on the market value of the securities held by the Funds.

                                  SHARE PRICE
The net asset value (or NAV) for each share class of each Fund is calculated by dividing net assets attributed to each share class by the total number of shares outstanding for that share class. The net asset value is determined as of the regular close of the New York Stock Exchange (generally 4 p.m., Eastern time) on each day that the Exchange is open for trading.

     Portfolio securities for which reliable market quotations are readily available (includes those securities listed on national securities exchanges, as well as those quoted on the NASDAQ Stock Market) will be valued at the last quoted sales price or the official closing price on the day the valuation is made. Such securities which are not traded on the valuation date are valued at the mean of the bid and ask prices. Price information on exchange-listed securities is taken from the exchange where the security is primarily traded. Any foreign securities are valued at the latest quoted sales price available before the time when assets are valued. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

     Short-term instruments (those with remaining maturities of 60 days or less) may be valued at cost, plus or minus any amortized discount or premium, which approximates market value.

     Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service may be determined without regard to bid or last sale prices of each security, but take into account institutional-size transactions in similar groups of securities as well as any developments related to specific securities.

     Other assets and securities for which no reliable quotations are readily available or which are restricted as to sale (or resale) are valued by such methods as the board of trustees deems in good faith to reflect fair value.

     The share price for each Fund can be found daily in the mutual fund listings of most major newspapers under the heading of Vanguard Funds.


                             MANAGEMENT OF THE FUNDS

OFFICERS AND TRUSTEES
The officers of the Funds manage their day-to-day operations and are responsible to the Funds' board of trustees. The trustees set broad policies for the Funds and choose their officers. The following is a list of trustees and officers of each Fund and a statement of their present positions and principal occupations during the past five years. As a group, the Funds' trustees and officers own less than 1% of the outstanding shares of each Fund. Each trustee (except Mr. MacLaury) serves as a director of The Vanguard Group, Inc. In addition, each trustee serves as a trustee of each of the 104 funds administered by Vanguard (99 in the case of Mr. MacLaury). The mailing address of the trustees and officers of the Funds is Post Office Box 876, Valley Forge, PA 19482.

JOHN J. BRENNAN, (DOB: 7/29/1954) Chairman, Chief Executive Officer, and Trustee* Chairman, Chief Executive Officer and Director (Trustee) of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.


CHARLES D. ELLIS, (DOB: 10/23/1937) Trustee
Senior Advisor to Greenwich Associates (International Business Strategy Consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

JOANN HEFFERNAN HEISEN, (DOB: 1/25/1950) Trustee
Vice President, Chief Information Officer, and member of the Executive Committee of Johnson & Johnson (Pharmaceuticals/Consumer Products); Director of The Medical Center at Princeton, and Women's Research and Education Institute.


BRUCE K. MACLAURY, (DOB: 5/7/1931) Trustee
President Emeritus of The Brookings Institution (Independent Non-Partisan Research Organization); Director of American Express Bank, Ltd., The St. Paul Companies, Inc. (Insurance and Financial Services), and National Steel Corp.


ALFRED M. RANKIN, JR., (DOB: 10/8/1941) Trustee
Chairman,  President, Chief Executive Officer, and Director of NACCO Industries,
Inc.  (Machinery/Coal/   Appliances);   Director  of  Goodrich  Corp.  (Aircraft
Systems/Manufacturing/Chemicals).

JAMES O. WELCH, JR., (DOB: 5/13/1931) Trustee
Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); and Director of TECO Energy, Inc.

J. LAWRENCE WILSON, (DOB: 3/2/1936) Trustee
Retired Chairman and CEO of Rohm and Haas Co. (Chemicals); Director of Cummins Inc. (Diesel Engines), The Mead Corp. (Paper Products), and AmeriSource Health Corp. (Pharmaceutical Distribution); Trustee of Vanderbilt University.

R. GREGORY BARTON, (DOB: 4/25/1951) Secretary*
Managing Director and General Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.


THOMAS J. HIGGINS, (DOB: 5/21/1957) Treasurer* Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

* Officers of the Fund are "interested persons" as defined in the 1940 Act.

THE VANGUARD GROUP
Each Fund is a member of The Vanguard Group of Investment Companies, which consists of more than 100 funds. Through their jointly-owned subsidiary, The Vanguard Group, Inc. (Vanguard), the Funds and the other funds in The Vanguard Group obtain at cost virtually all of their corporate management, administrative, and distribution services. Vanguard also provides investment advisory services on an at-cost basis to certain of the Vanguard funds.

     Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings, and equipment. Each fund pays a share of Vanguard's total expenses which are allocated among the funds under methods approved by the board of trustees of each fund. In addition, each fund bears its own direct expenses such as legal, auditing, and custodian  fees.  In order to generate  additional  revenues  for  Vanguard  and thereby reduce the funds' expenses, Vanguard also provides certain administrative services to other organizations.

     The funds' officers are also officers and employees of Vanguard. No officer or employee owns, or is permitted to own, any securities of any external adviser for the funds.

     Vanguard, Vanguard Marketing Corporation, the funds' advisers, and the funds have adopted Codes of Ethics designed to prevent employees who may have access to nonpublic information about the trading activities of the funds (access persons) from profiting from that information. The Codes permit access persons to invest in securities for their own accounts, including securities that may be held by the funds, but place substantive and procedural restrictions on their trading activities. For example, the Codes require that access persons receive advance approval for every securities trade to ensure that there is no conflict with the trading activities of the funds.

     Vanguard was established and operates under an Amended and Restated Funds' Service Agreement which was approved by the shareholders of each of the funds. The amounts which each of the funds have invested are adjusted from time to time in order to maintain the proportionate relationship between each fund's relative net assets and its contribution to Vanguard's capital. At March 31, 2001, the Funds had contributed $648,000 to Vanguard, representing 0.02% of each Fund's net assets and 0.70% of Vanguard's capitalization. The Amended and Restated Funds' Service Agreement provides as follows: (a) each Vanguard fund may be called upon to invest up to 0.40% of its current assets in Vanguard, and (b) there is no other limitation on the dollar amount that each Vanguard fund may contribute to Vanguard's capitalization.

     MANAGEMENT. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the funds by third parties.

     DISTRIBUTION. Vanguard Marketing Corporation, a wholly-owned subsidiary of The Vanguard Group, Inc., provides all distribution and marketing activities for the funds in the Group. The principal distribution expenses are for advertising, promotional materials, and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies which will become members of The Vanguard Group. The trustees and officers of Vanguard determine the amount to be spent annually on distribution activities, the manner and amount to be spent on each fund, and whether to organize new investment companies.

     One half of the distribution expenses of a marketing and promotional nature is allocated among the funds based upon relative net assets. The remaining one half of those expenses is allocated among the funds based upon each fund's sales for the preceding 24 months relative to the total sales of the funds as a Group, provided, however, that no fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of the average distribution expense rate for The Vanguard Group, and that no fund shall incur annual distribution expenses in excess of 0.20 of 1% of its average month-end net assets.

     During the fiscal years ended September 30, 1998, 1999, and 2000, and the six months ended March 31, 2001, Vanguard Equity Income Fund incurred the following approximate amounts of The Vanguard Group's management and administrative (including transfer agency), distribution, and marketing expenses: $5,443,000, $7,897,000, $6,854,000, and $3,636,000, respectively.

     The Fund has asked its investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the Fund part of the commissions generated. Such rebates are used solely to reduce the Fund's management and administrative expenses and are not reflected in these totals.

     Prior to joining The Vanguard Group, Vanguard Growth Equity Fund was party to an administration agreement, under which, for the fiscal years ended September 30, 1998, 1999, and the period ended June 11, 2000, the Fund paid the following administrative fees, net of waivers: $114,049, $117,203, and $138,000, respectively. For the period June 12, 2000 through September 30, 2000, and the six months ended March 31, 2001, Vanguard Growth Equity Fund incurred $462,000, and $1,492,000 of the Vanguard Group's Management (including transfer agency), distribution, and marketing expenses.

     INVESTMENT ADVISORY SERVICES. An experienced investment management staff employed directly by Vanguard provides investment advisory services to Vanguard Equity Income Fund and many Vanguard funds. These services are provided on an internalized, at-cost basis. The compensation and other expenses of this staff are paid by the funds utilizing these services.

TRUSTEE COMPENSATION
The same individuals serve as trustees of all Vanguard funds (with two exceptions, which are noted in the table appearing below), and each fund pays a proportionate share of the trustees' compensation. The funds employ their officers on a shared basis, as well. However, officers are compensated by the Vanguard Group, Inc., not the funds.

  INDEPENDENT TRUSTEES. The funds compensate their independent trustees--that is, the ones who are not also officers of the fund--in three ways:
o The independent trustees receive an annual fee for their service to the Funds, which is subject to reduction based on absences from scheduled board meetings.
o The independent trustees are reimbursed for the travel and other expenses that they incur in attending board meetings.
o Upon retirement (after attaining age 65 and completing five years of service), the independent trustees who began their service prior to January 1, 2001, receive a retirement benefit under a separate account arrangement. As of January 1, 2001, the opening balance of each eligible trustee's separate account was generally equal to the net present value of the benefits he or she accrued under the trustees' former retirement plan. Each eligible trustee's separate account will be credited annually with interest at a rate of 7.5% until the trustee receives his or her final distribution. Those independent trustees who began their service on or after January 1, 2001, are not eligible to participate in the plan.

     "INTERESTED" TRUSTEE. Mr. Brennan serves as a trustee, but is not paid in this capacity. He is, however, paid in his role as officer of The Vanguard Group, Inc.

     COMPENSATION TABLE. The following table provides compensation details for each of the trustees. We list the amounts paid as compensation and accrued as retirement benefits by the Funds for each trustee. In addition, the table shows the total amount of benefits that we expect each trustee to receive from all Vanguard funds upon retirement, and the total amount of compensation paid to each trustee by all Vanguard funds.

                              VANGUARD FENWAY FUNDS
                          TRUSTEES' COMPENSATION TABLE

                                                PENSION OR                            TOTAL COMPENSATION
                            AGGREGATE       RETIREMENT BENEFITS                            FROM ALL
                          COMPENSATION      ACCRUED AS PART OF     ESTIMATED ANNUAL     VANGUARD FUNDS
                              FROM             THESE FUNDS'         BENEFITS UPON          PAID TO
NAMES OF TRUSTEES         THESE FUNDS(1)         EXPENSES(1)          RETIREMENT         TRUSTEES(2)
---------------------------------------------------------------------------------------------------------
John J. Brennan              None                 None                     None               None
Charles D. Ellis(3)          None                 None                     None               None
JoAnn Heffernan Heisen       $652                  $29                  $15,000           $100,000
Bruce K. MacLaury            $673                  $48                  $12,000            $95,000
Alfred M. Rankin, Jr.        $652                  $34                  $15,000            $98,000
John C. Sawhill(4)           $291                    0                      N/A            $44,483
James O. Welch, Jr.          $652                  $50                  $15,000            $98,000
J. Lawrence Wilson           $652                  $37                  $15,000           $115,000
---------------------------------------------------------------------------------------------------------

(1) The amounts shown in this column are based on the Funds' fiscal year ended September 30, 2000.
(2) The amount reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 104 Vanguard funds (99 in the case of Mr. MacLaury) for the 2000 calendar year.
(3)  Mr. Ellis joined the Funds' board effective January 1, 2001.
(4)  Mr. Sawhill died in May 2000.


                             YIELD AND TOTAL RETURNS


The yield of Vanguard Equity Income Fund for the 30-day period ended March 31, 2001, was 2.35%. The yield of Vanguard Growth Equity Fund for the 30-day period ended March 31, 2001, was 0.0%. The average annual total return of the Funds for the following periods ended March 31, 2001, is set forth below.


--------------------------------------------------------------------------------
                                 1 YEAR ENDED   5 YEARS ENDED  10 YEARS ENDED
                                   3/31/2001      3/31/2001      3/31/2001
--------------------------------------------------------------------------------
   Vanguard Equity Income Fund        9.62%        13.58%          13.80%
   Vanguard Growth Equity Fund      -49.85%        12.73%          12.85%*
--------------------------------------------------------------------------------
* Since Inception--March 11, 1992.
--------------------------------------------------------------------------------

SEC YIELDS
Yield is the net annualized yield based on a specified 30-day (or one month) period assuming semiannual compounding of income. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:
                         YIELD = 2[((A-B)/CD+1)/6/ - 1]
  Where:

          a   =dividends and interest earned during the period.
          b   =expenses accrued for the period (net of
               reimbursements).
          c   =the average daily number of shares outstanding during
               the period that were entitled to receive dividends.
          d   =the maximum offering price per share on the last day of
               the period.

AVERAGE ANNUAL TOTAL RETURN
Average annual total return is the average annual compounded rate of return for the periods of one year, five years, ten years or the life of a Fund, all ended on the last day of a recent month. Average annual total return quotations will reflect changes in the price of each Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares.

     Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical investment over such periods according to the following formula (average annual total return is then expressed as a percentage):
                              T = (ERV/P)/1/N/ - 1
  Where:

          T   =average annual total return
          P   =a hypothetical initial investment of $1,000
          n   =number of years
          ERV =ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period

AVERAGE ANNUAL AFTER-TAX TOTAL RETURN QUOTATION
We calculate the Fund's average annual after-tax total return by finding the average annual compounded rate of return over the 1-, 5-, and 10-year periods that would equate the initial amount invested to the after-tax value, according to the following formulas:

After-tax return:

                                P (1+T)/N/ = ATV
  Where:


          P   =a hypothetical initial investment of $1,000


          T   =average annual after-tax total return
          n   =number of years
          ATV =after-tax value at the end of the 1-, 5-, or 10-year periods of a hypothetical $1,000 payment made at the beginning of the time period, assuming no liquidation of the investment at the end of the measurement periods

Instructions.
1. Assume all distributions by each Fund are reinvested--less the taxes due on such distributions--at the price on the reinvestment dates during the period. Adjustments may be made for subsequent re-characterizations of distributions.
2. Calculate the taxes due on distributions by each Fund by applying the highest federal marginal tax rates to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain, etc.). For periods after December 31, 1997, the federal marginal tax rates used for the calculations are 39.6% for ordinary income and short-term capital gains and 20% for long-term capital gains. Note that the applicable tax rates may vary over the measurement period. Assume no taxes are due on the portions of any distributions classified as exempt interest or non-taxable (i.e., return of capital). Ignore any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).
3. Include all recurring fees that are charged to all shareholder accounts. For any account fees that vary with the size of the account, assume an account size equal to the Fund's mean (or median) account size. Assume that no additional taxes or tax credits result from any redemption of shares required to pay such fees.
4.   State the total return quotation to the nearest hundredth of one percent.

CUMULATIVE TOTAL RETURN
Cumulative total return is the cumulative rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in Fund shares. Cumulative total return is calculated by finding the cumulative rates of a return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):


                                 C = (ERV/P) - 1
  Where:

          C   =cumulative total return
          P   =a hypothetical initial investment of $1,000
          ERV =ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period

                          INVESTMENT ADVISORY SERVICES

VANGUARD EQUITY INCOME FUND
The Fund currently has four investment advisers: Newell Associates (Newell), 525 University Avenue, Palo Alto, CA 94301; John A. Levin & Co., Inc. (Levin), One Rockefeller Plaza, 19th Floor, New York, NY 10020; Wellington Management Company, LLP (Wellington Management), 75 State Street, Boston, MA 02109; and The Vanguard Group, Inc. (Vanguard), Post Office Box 2600, Valley Forge, PA 19482. Prior to January 1, 1995, Newell was the sole investment adviser to the Fund. Spare, Kaplan, Bischel & Associates (Spare Kaplan) served as an adviser to the Fund from 1995 through 1999. Levin was added as an investment adviser effective January 1, 1995. Vanguard was added as an adviser effective January 16, 1998. Wellington Management was added as an adviser effective January 1, 2000. The Fund has entered into investment advisory agreements with Newell, Levin, and Wellington Management which provide that the advisers manage the investment and reinvestment of the Fund's assets and continuously review, supervise and administer the Fund's investment program. The advisers discharge their responsibilities subject to the control of the officers and trustees of the Fund.

     The proportion of the net assets of the Fund managed by each adviser is established by the board of trustees, and may be changed in the future as circumstances warrant. As of March 31, 2001, Newell was responsible for approximately 50% of the Fund's investment, Levin was responsible for approximately 23%, and Wellington Management was responsible for approximately 22%. Vanguard's advisory role is limited; it currently manages just the Fund's cash reserves, which normally represent about 5% of the Fund's assets.

NEWELL ASSOCIATES
The Fund pays Newell an advisory fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end net assets managed by Newell for the quarter:

--------------------------------------------------------------------------------
            NET ASSETS                      ANNUAL RATE
            ----------                      -----------
            First $250 million. . .            0.200%
            Next $500 million. . . .           0.150%
            Next $250 million. . . .           0.100%
            Over $1 billion. . . . .           0.080%
--------------------------------------------------------------------------------

     During the fiscal years ended September 30, 1998, 1999, and 2000, and the six months ended March 31, 2001, Vanguard Equity Income Fund incurred the following advisory fees owed to Newell: $1,851,435, $2,150,288, $1,835,000, and $860,000, respectively.

JOHN A. LEVIN & CO., INC.
The Fund pays Levin a basic advisory fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end assets of the Fund managed by Levin (Levin Portfolio) for the quarter:

--------------------------------------------------------------------------------
            NET ASSETS                     ANNUAL RATE
            ----------                     -----------
            First $100 million. . .           0.40%
            Next $200 million. . . .          0.25%
            Next $200 million. . . .          0.30%
            Next $500 million. . . .          0.20%
            Over $1 billion. . . . .          0.10%
--------------------------------------------------------------------------------

     The basic fee paid to Levin, as provided above, may be increased or decreased by applying a performance fee adjustment to the basic fee reflecting the investment performance of the Levin Portfolio relative to the return of the Standard and Poor's 500 Composite Stock Price Index (S&P 500 Index), an index which emphasizes large capitalization companies.

     The following table sets forth the performance fee rates payable by the Fund to Levin under the investment advisory agreement:

--------------------------------------------------------------------------------
            THREE YEAR PERFORMANCE                      PERFORMANCE FEE
            DIFFERENTIAL VS. THE S&P 500 INDEX              ADJUSTMENT*
            ----------------------------------          ---------------
            Trails by 0% or more. . . . .             -0.40 x Basic Fee
            Exceeds by more than 0% but less than 3%  -0.20 x Basic Fee
            Exceeds by 3% through 6%. . .              0.00 x Basic Fee
            Exceeds by more than 6% but less than 9%   0.20 x Basic Fee
            Exceeds by 9% or more. . . .               0.40 x Basic Fee
--------------------------------------------------------------------------------
* For purposes of this calculation, the basic fee is calculated by applying a quarterly rate based on the annual basic fee rate using average assets over the same period over which the performance is measured.

     The investment performance of the Levin Portfolio for any period, expressed as a percentage of the "Levin Portfolio unit value" per share at the beginning of such period, will be the sum of: (i) the change in the Levin Portfolio unit value during such period; (ii) the unit value of the Fund's cash distributions from the Levin Portfolio's net investment income and realized net capital gains (whether long-term or short-term) having an ex-dividend date occurring within such period; and (iii) the unit value of capital gains taxes paid or accrued during such period by the Fund for undistributed long-term capital gains realized from the Levin Portfolio.

     The Levin Portfolio unit value will be determined by dividing the total net assets of the Levin Portfolio by a given number of units. On the initial date of the agreement, the number of units in the Levin Portfolio was equal to the total shares outstanding of the Fund. After such initial date, as assets are added to or withdrawn from the Levin Portfolio, the number of units of the Levin Portfolio will be adjusted based on the unit value of the Levin Portfolio on the day such changes are executed.

     The investment record of the S&P 500 Index will be obtained from an independent source at the end of each applicable quarter. The calculation will be based on the thirty-six month period ending with the applicable quarter and will be gross of applicable costs and expenses.

     For the purposes of determining the performance fee adjustment, the net assets managed by Levin will be averaged over the same period as the investment performance of those assets and the investment record of the S&P 500 Index are computed.

     Under the Fund's investment advisory agreement with Levin, the maximum performance adjustment for an incentive fee is made at a difference of +9 percentage points from the performance of the index over a thirty-six month period. The maximum performance adjustment for a penalty fee is made at a difference of less than +0 percentage points from the performance of the index over a thirty-six month period. On a per year basis, these maximum adjustments effectively would occur at differences from the index of +3 percentage points and less than +0 percentage point, respectively.

     During the fiscal years ended September 30, 1998, 1999, and 2000, and the six months ended March 31, 2001, Vanguard Equity Income Fund incurred the following advisory fees owed to Levin:

--------------------------------------------------------------------------------
                                                                     SIX MONTHS
                                 1998        1999        2000             ENDED
                                                                 MARCH 31, 2001
--------------------------------------------------------------------------------
   Basic Fee. . . . . .    $1,085,000   $1,584,000   $1,655,000      $873,000
   Increase or Decrease
    for Performance          (290,000)    (403,000)    (527,000)      162,000
   Adjustment. . . . . .
   Total. . . . . . . .      $795,000   $1,181,000   $1,128,000    $1,035,000
--------------------------------------------------------------------------------

WELLINGTON MANAGEMENT COMPANY, LLP
The Fund pays Wellington Management a basic advisory fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end net assets of the Fund managed by Wellington Management (Wellington Management Portfolio) for the quarter:

--------------------------------------------------------------------------------
            NET ASSETS                      ANNUAL RATE
            ----------                      -----------
            First $1 billion. . . .            0.125%
            Next $4 billion. . . . .           0.100%
            Over $5 billion. . . . .           0.080%
--------------------------------------------------------------------------------

     The basic fee paid to Wellington Management, as provided above, may be increased or decreased by applying a performance fee adjustment to the basic fee reflecting the investment performance of the Wellington Management Portfolio relative to the return of the Lipper Equity Income average.

     The following table sets forth the performance fee rates payable by the Fund to Wellington Management under the investment advisory agreement:

--------------------------------------------------------------------------------
            THREE YEAR PERFORMANCE
            DIFFERENTIAL VS. THE LIPPER EQUITY INCOME         PERFORMANCE FEE
            AVERAGE                                               ADJUSTMENT*
--------------------------------------------------------------------------------
            Exceeds by 3% to 6%. . . . .                     0.10 x Basic Fee
            Exceeds by more than 6%. . .                     0.20 x Basic Fee
            Trails by 3% to 6%. . . . . .                   -0.10 x Basic Fee
            Trails by more than 6%. . . .                   -0.20 x Basic Fee
--------------------------------------------------------------------------------
* For purposes of this calculation, the basic fee is calculated by applying a quarterly rate based on the annual basic fee rate using average assets over the same period over which the performance is measured.

     The performance fee adjustment will not be fully operable until the quarter ending December 31, 2002. Until that time, the following transition rules will apply:
(A) JANUARY 1, 2000 THROUGH SEPTEMBER 30, 2000. Wellington Management's compensation was the basic fee. No performance fee adjustment was applied during this period.


(B) OCTOBER 1, 2000 THROUGH DECEMBER 31, 2002. Beginning October 1, 2000, the performance fee adjustment has taken effect on a progressive basis with regard to the number of months elapsed between January 1, 2000, and the quarter for which Wellington Management's fee is being computed. During this period, the performance fee adjustment will be multiplied by a fraction. The fraction will equal the number of months elapsed since January 1, 2000, divided by thirty-six.


(C) ON AND AFTER DECEMBER 31, 2002. For the quarter ending December 31, 2002, and thereafter, the performance fee adjustment will be fully operable. The period used to calculate the adjustment shall be the 36 months preceding the end of the quarter for which the fee is being computed.

     The investment performance of the Wellington Management Portfolio for any period, expressed as a percentage of the "Wellington Management Portfolio unit value" at the beginning of such period, will be calculated in a manner consistent with the total return methodology used by Lipper Inc., to calculate investment performance.

     The Wellington Management Portfolio unit value will be determined by dividing the total net assets of the Wellington Management Portfolio by a given number of units. Initially, the number of units in the Wellington Management Portfolio was equal to the total shares outstanding of the Fund on January 1, 2000. Subsequently, as assets are added to or withdrawn from the Wellington Management Portfolio, the number of units of the Wellington Management Portfolio will be adjusted based on the unit value of the Wellington Management Portfolio on the day such changes are executed. Any cash buffer maintained by the Fund outside of the Wellington Management Portfolio shall neither be included in the total net assets of the Wellington Management Portfolio nor included in the computation of the Wellington Management Portfolio unit value.

     The investment record of the Lipper Equity Income average for any period will be obtained from an independent source at the end of each applicable quarter. The calculation will be based on the thirty-six month period ending with the applicable quarter and will be gross of applicable costs and expenses.

     For the period January 1, 2000, through September 30, 2000, and the six months ended March 31, 2001, Vanguard Equity Income Fund incurred investment advisory fees of $641,000 (before a decrease of $34,000 based on performance), and $333,000 (before an increase of $30,000), respectively, owed to Wellington Management.

DESCRIPTION OF THE ADVISERS
     NEWELL ASSOCIATES. Newell Associates, a California corporation, was founded in 1986 to provide investment management services to institutions. Newell Associates uses its proprietary Relative Yield Strategy to determine when stocks are undervalued and, therefore, candidates for purchase or overvalued and, therefore, candidates for sale. The officers of the corporation are: Roger D. Newell, Chairman; Robert A. Huret, Vice Chairman; and Jennifer C. Newell, CFA, President.

     JOHN A. LEVIN & CO. INC. John A. Levin, which commenced operations in 1982, provides investment advisory services to institutional and private clients, including registered investment trusts and several private investment partnerships. The investment process at Levin emphasizes identifying investment value through fundamental research. John A. Levin, a founding principal and Chairman and Chief Executive Officer of Levin, and Joseph A. Austin, John W. Murphy, and Daniel M. Theriault, Senior Portfolio Managers of Levin, are responsible for managing the portion of the Fund's assets managed by Levin. Levin is an indirect subsidiary of BKF Capital Group, Inc.

     WELLINGTON MANAGEMENT COMPANY, LLP. Wellington Management is a professional investment advisory firm that provides services to individuals, employee benefit plans, endowment funds, and other institutions. The firm was founded in 1928, and is organized as a Massachusetts limited liability partnership. The managing partners of Wellington Management are Duncan M. McFarland, Laurie A. Gabriel, and John R. Ryan. Mr. Ryan is the portfolio manager who is primarily responsible for Wellington Management's portion of the Fund.


     THE VANGUARD GROUP. The Vanguard Group is a family of more than 100 funds holding assets in excess of $500 billion. Vanguard serves as an investment adviser to the Fund and currently manages about $396 billion in total assets.


VANGUARD GROWTH EQUITY FUND
The Fund pays Turner Investment Partners (Turner) a basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end net assets of the Fund.

--------------------------------------------------------------------------------
            NET ASSETS                                 ANNUAL RATE
            ----------                                 -----------
            First $200 million. . . . . . . .             0.50%
            Next $300 million. . . . . . . .              0.40%
            Next $1.5 billion. . . . . . . .              0.30%
            Over $2 billion. . . . . . . . .              0.20%
--------------------------------------------------------------------------------

     The basic fee paid to Turner, as provided above, may be increased or decreased by applying a performance fee adjustment. The adjustment will be calculated as a percentage of the basic fee and will change proportionately with the investment performance of the Fund relative to the return of the Russell 1000 Growth Index (the Index) for the 36-month period ending with the then-ended quarter.

     The following table sets forth the performance fee rates payable by the Fund to Turner under the investment advisory agreement.

--------------------------------------------------------------------------------
            CUMULATIVE 36-MONTH
            PERFORMANCE OF THE FUND                         ADJUSTMENT AS A
            VERSUS THE INDEX (A)                PERCENTAGE OF BASIC FEE (B)
            --------------------                ---------------------------
            Trails by more than 9%. .                                  -75%
            Trails by 0% to 9%. . . .        Linear decrease from 0% to 75%
            Exceeds by 0% to 9%. . .        Linear increase from 0% to +75%
            Exceeds by more than 9%.                                   +75%
--------------------------------------------------------------------------------

(A) During the first thirty-six month (36) period, inception-to-date Fund performance versus performance of the Index for the same period will be utilized. Subject to the transition rules provided for below, the +/-9% hurdle rate illustrated in the table above will be multiplied by a fraction, the numerator being the months elapsed since inception and the denominator being thirty-six (36).

     For purposes of the adjustment calculator, the basic fee is calculated by applying the above rate schedule against the average month-end net assets over the same time period for which the performance is measured.

(B) Linear application of the adjustment provides for an infinite number of results within the stated range. Example: Cumulative 36-month performance of the Fund versus the Index is +7.2%. Accordingly, a performance fee adjustment of +60% [(7.2% divided by 9.0%) times 75% maximum] of the basic fee would be due and payable.

     The adjustment will not be fully operable until the Fund has operated under the agreement for a full 36 months. Until that time, the following transition rules will apply:


(A) JUNE 12, 2000 THROUGH APRIL 30, 2001. Adviser compensation was the basic fee. No adjustment will applied during this period.

(B) MAY 1, 2001 THROUGH JUNE 30, 2003. Beginning May 1, 2001 the adjustment has taken effect on a progressive basis with regard to the number of months elapsed between July 1, 2000 and the quarter end for which the adviser fee is being computed. During this period, the adjustment that has been determined as provided above will be multiplied by a fraction. The fraction's numerator will equal the number of months that have elapsed since July 1, 2000 and the denominator will be thirty-six (36).


(C) ON AND AFTER JULY 1, 2003. Commencing July 1, 2003, the adjustment will be fully operable.

     During the fiscal years ended September 30, 1998 and 1999, and the period ended June 11, 2000, Vanguard Growth Equity Fund incurred the following investment advisory fees:**

--------------------------------------------------------------------------------
                                              1998        1999          2000
                                              ----        ----          ----
   Basic Fee. . . . . . . . . . .         $664,449    $987,424    $1,207,000
   Advisory Fee Waived. . . . . .           76,793           0             0
--------------------------------------------------------------------------------
** These fees were paid under a prior investment advisory fee structure.

     For the period June 12, 2000, through September 30, 2000, and the six months ended March 31, 2001, the Fund incurred $784,000, and $1,690,000, respectiveley, in investment advisory fees under the existing fee structure.

DESCRIPTION OF TURNER
Turner is a professional advisory firm, founded in March 1990. Robert E. Turner is the Chairman and controlling shareholder. As of September 30, 2000, Turner had discretionary management authority with respect to approximately $12 billion, including 22 non-Vanguard mutual funds with $2.6 billion in assets. Turner has provided investment advisory services to investment companies since 1992.

DURATION AND TERMINATION OF INVESTMENT ADVISORY AGREEMENTS
Each Fund's current agreement with its adviser(s) is renewable for successive one-year periods, only if (1) each renewal is specifically approved by a vote of the Fund's board of trustees, including the affirmative votes of a majority of trustees who are not parties to the contract or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or (2) each renewal is specifically approved by a vote of a majority of the Fund's outstanding voting securities. An agreement is automatically terminated if assigned, and may be terminated without penalty at any time (1) by vote of the board of trustees of the Fund on 60 days' written notice to the adviser, (2) by a vote of a majority of the Fund's outstanding voting securities, or (3) by the adviser upon 90 days' written notice to the Fund.

                             PORTFOLIO TRANSACTIONS
The investment advisory agreements authorize the advisers (with the approval of the Funds' board of trustees) to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Funds and direct the advisers to use their best efforts to obtain the best available price and most favorable execution as to all transactions for the Funds. The advisers have undertaken to execute each investment transaction at a price and commission which provides the most favorable total cost or proceeds reasonably obtainable under the circumstances.

     In placing portfolio transactions, each adviser will use its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain the best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers which supply investment research and statistical information and provide other services in addition to execution services to the Funds and/or the adviser. Each adviser considers such information useful in the performance of its obligations under the agreement, but is unable to determine the amount by which such services may reduce its expenses.

     The investment advisory agreements also incorporate the concepts of Section 28(e) of the Securities Exchange Act of 1934 by providing that, subject to the approval of the Funds' board of trustees, each adviser may cause the Funds to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction; provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of the adviser to the Funds.

     Currently, it is the Funds' policy that each adviser may at times pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution of certain securities transactions that otherwise might not be available. Each adviser will only pay such higher commissions if it believes this to be in the best interest of the Funds. Some brokers or dealers who may receive such higher commissions in recognition of brokerage services related to execution of securities transactions are also providers of research information to the adviser and/or the Funds. However, each adviser has informed the Funds that it generally will not pay higher commission rates solely for the purpose of obtaining research services.

     Some securities considered for investment by a Fund may also be appropriate for other clients served by each adviser. If purchase or sale of securities consistent with the investment policies of the Fund and one or more of these other clients serviced by the adviser are considered at or about the same time, transactions in such securities will be allocated among the Fund and such other clients in a manner deemed equitable by the adviser. Although there may be no specified formula for allocating such transactions, the allocation methods used, and the results of such allocations, will be subject to periodic review by the Funds' board of trustees.


     During the fiscal years ended September 30, 1998, 1999, and 2000, and the six months ended March 31, 2001, Vanguard Equity Income Fund paid $1,404,979, $1,624,448, $2,875,000, and $677,601, respectively, in brokerage commissions. During the fiscal years ended September 30, 1998, 1999, 2000, and the six months ended March 31, 2001, Vanguard Growth Equity Fund paid $464,404, $671,953, and $1,642,000, and $2,500,349 respectively, in brokerage commissions.

5% SHAREHOLDERS
As of September 30, 2000, the following persons were the only persons who were record owners (or to the knowledge of the Fund, beneficial owners) of 5% or more of the outstanding shares of the Vanguard Growth Equity Fund. The Fund believes that most of the shares referred to below were held by the persons indicated in accounts for their fiduciary, agency, or custodial customers:

--------------------------------------------------------------------------------
                                           TOTAL NUMBER      PERCENTAGE OF
SHAREHOLDER                                  OF SHARES       FUND'S SHARES
-----------                                  ---------       -------------
Security Trust Company Custodian           4,585,795.945         6.54%
FBO Sheet Metal Workers
Annuity Fund of Local Union #19
A/C 9943312678
2390 E. Camelback Rd.
Suite 240
Phoenix, AZ 85016-3434
--------------------------------------------------------------------------------


                              FINANCIAL STATEMENTS
Vanguard Equity Income Fund's financial statements as of and for the year ended September 30, 2000, appearing in the Vanguard Equity Income Fund 2000 Annual Report to Shareholders, and the report thereon of PricewaterhouseCoopers LLP, independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information.

     The financial statements of Vanguard Growth Equity Fund as of and for the fiscal year ended September 30, 2000, appearing in the Vanguard Growth Equity Fund 2000 Annual Report to Shareholders, including notes thereto and the report thereon of PricewaterhouseCoopers, LLP, independent accountants, are also incorporated by reference in this Statement of Additional Information. (Prior to June 12, 2000, Vanguard Growth Equity Fund was organized as Turner Growth Equity Fund.)


     The fund's financial statements as of and for the period ended March 31, 2001, appearing in each fund's 2001 Semiannual Report, is incorporated by reference in this Statement of Additional Information.

     For a more complete discussion of the performance, please see each Fund's Annual Report and Semiannual Report to Shareholders, which may be obtained without charge.



                               COMPARATIVE INDEXES
Vanguard may use reprinted material discussing The Vanguard Group, Inc. or any of the member funds of The Vanguard Group of Investment Companies. Each of the investment company members of The Vanguard Group, including Vanguard Fenway Funds, may, from time to time, use one or more of the following unmanaged indexes for comparative performance purposes.

STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX--includes stocks selected by Standard & Poor's Index Committee to include leading companies in leading industries and to reflect the U.S. stock market.

STANDARD & POOR'S MIDCAP 400 INDEX--is composed of 400 medium sized domestic stocks.

STANDARD & POOR'S 500/BARRA VALUE INDEX--consists of the stocks in the Standard & Poor's 500 Composite Stock Price Index with the lowest price-to-book ratios, comprising 50% of the market capitalization of the S&P 500.

STANDARD & POOR'S SMALLCAP 600/BARRA VALUE INDEX--contains stocks of the S&P SmallCap 600 Index which have a lower than average price-to-book ratio.

STANDARD & POOR'S SMALLCAP 600/BARRA GROWTH INDEX--contains stocks of the S&P SmallCap 600 Index which have a higher than average price-to-book ratio.

RUSSELL 1000 VALUE INDEX--consists of the stocks in the Russell 1000 Index (comprising the 1,000 largest U.S.-based companies measured by total market capitalization) with the lowest price-to-book ratios, comprising 50% of the market capitalization of the Russell 1000.

WILSHIRE 5000 TOTAL MARKET INDEX--consists of more than 7,000 common equity securities, covering all stocks in the U.S. for which daily listing pricing is available.

WILSHIRE 4500 COMPLETION INDEX--consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard and Poor's 500 Index.

RUSSELL 1000 GROWTH INDEX--consists of the stocks in the Russell 1000 Index (comprising the 1,000 largest U.S.-based companies measured by total market capitalization) with the highest price-to-book ratios, comprising 50% of the market capitalization of the Russell 1000.

RUSSELL 3000 STOCK INDEX--a diversified portfolio of over 3,000 common stocks accounting for over 90% of the market value of publicly traded stocks in the U.S.

RUSSELL 2000 STOCK INDEX--composed of the 2,000 smallest securities in the Russell 3000, representing approximately 7% of the Russell 3000 total market capitalization.

RUSSELL 2000 VALUE INDEX--contains stocks from the Russell 2000 Index with a less-than-average growth orientation.

MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX--is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia, Asia and the Far East.

GOLDMAN SACHS 100 CONVERTIBLE BOND INDEX--currently includes 71 bonds and 29 preferreds. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

SALOMON BROTHERS GNMA INDEX--includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

SALOMON BROTHERS HIGH-GRADE CORPORATE BOND INDEX--consists of publicly issued, non-convertible corporate bonds rated Aa or Aaa. It is a value weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

SALOMON BROTHERS BROAD INVESTMENT-GRADE BOND INDEX--is a market-weighted index that contains over 4,800 individually priced investment-grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass-through securities.

LEHMAN BROTHERS LONG-TERM TREASURY BOND INDEX--is a market-weighted index that contains individually priced U.S. Treasury Securities with maturities of 10 years or greater.

MERRILL LYNCH CORPORATE & GOVERNMENT BOND INDEX--consists of over 4,500 U.S. Treasury, Agency and investment grade corporate bonds.

LEHMAN BROTHERS CREDIT (BAA) BOND INDEX--all publicly offered fixed rate, nonconvertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than 1 year and with more than $100 million outstanding. This index includes over 1,500 issues.

LEHMAN BROTHERS LONG CREDIT BOND INDEX--is a subset of the Lehman Brothers Credit Bond Index covering all corporate, publicly issued, fixed-rate, nonconvertible U.S. debt issues rated at least Baa, with at least $100 million principal outstanding and maturity greater than 10 years.

BOND BUYER MUNICIPAL BOND INDEX--is a yield index on current coupon high grade general obligation municipal bonds.

STANDARD & POOR'S PREFERRED INDEX--is a yield index based upon the average yield of four high grade, non-callable preferred stock issues.

NASDAQ INDUSTRIAL INDEX--is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

COMPOSITE  INDEX--70%  Standard  & Poor's  500 Index and 30%  NASDAQ  Industrial
Index.

COMPOSITE INDEX--65% Standard & Poor's 500 Index and 35% Lehman Brothers Corporate A or Better Bond Index.

COMPOSITE INDEX--65% Lehman Brothers Long Credit A or Better Bond Index and a 35% weighting in a blended equity composite (75% Standard & Poor's 500/BARRA Value Index, and 12.5% Standard & Poor's Utilities Index and 12.5% Standard & Poor's Telephone Index).

LEHMAN  BROTHERS  LONG CREDIT A OR BETTER BOND  INDEX--consists  of all publicly
issued,  fixed  rate,  nonconvertible   investment  grade,   dollar-denominated,
SEC-registered corporate debt rated AA or AAA.

LEHMAN BROTHERS AGGREGATE BOND INDEX--is a market weighted index that contains over 4,000 individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities corporate rated BBB- or better. The Index has a market value of over $5 trillion.

LEHMAN BROTHERS CREDIT A OR BETTER BOND INDEX--consists of all publicly issued, investment grade corporate bonds rated A or better, of all maturity levels.

LEHMAN BROTHERS MUTUAL FUND SHORT (1-5) GOVERNMENT/CREDIT INDEX--is a market weighted index that contains over 1,500 individually priced U.S. Treasury, agency, and corporate investment grade bonds rated BBB- or better with maturities between 1 and 5 years. The index has a market value of over $1.6 trillion.

LEHMAN BROTHERS MUTUAL FUND INTERMEDIATE (5-10) GOVERNMENT/CREDIT INDEX--is a market weighted index that contains over 1,500 individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities between 5 and 10 years. The index has a market value of over $800 billion.

LEHMAN BROTHERS LONG (10+) GOVERNMENT/CREDIT INDEX--is a market weighted index that contains over 1,900 individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities greater than 10 years. The index has a market value of over $1.1 trillion.

LIPPER SMALL-CAP GROWTH FUND AVERAGE--an industry benchmark of average funds that by prospectus or portfolio practice invest primarily in growth companies with market capitalizations less than $1 billion at the time of purchase.

LIPPER BALANCED FUND AVERAGE--an industry benchmark of average balanced funds with similar investment objectives and policies, as measured by Lipper Inc.

LIPPER NON-GOVERNMENT MONEY MARKET FUND AVERAGE--an industry benchmark of average non-government money market funds with similar investment objectives and policies, as measured by Lipper Inc.

LIPPER GOVERNMENT MONEY MARKET FUND AVERAGE--an industry benchmark of average government money market funds with similar investment objectives and policies, as measured by Lipper Inc.

LIPPER GENERAL EQUITY FUND AVERAGE--an industry benchmark of average general equity funds with similar investment objectives and policies, as measured by Lipper Inc.

LIPPER FIXED INCOME FUND AVERAGE--an industry benchmark of average fixed income funds with similar investment objectives and policies, as measured by Lipper Inc.

LIPPER EQUITY INCOME FUND AVERAGE--an industry benchmark of average equity income funds with similar investment objectives and policies, as measured by Lipper Inc.




                                                                   SAI065 112001

                                     PART C

                              VANGUARD FENWAY FUNDS

                                OTHER INFORMATION


ITEM 23. EXHIBITS
(a)    Declaration of Trust**
(b)    By-Laws**
(c) Reference is made to Articles III and V of the Registrant's Declaration of Trust
(d)    Investment Advisory Contracts**
(e)    Not applicable
(f) Reference is made to the section entitled "Management of the Funds" in the Registrant's Statement of Additional Information
(g)    Custodian Agreement+
(h)    Amended and Restated Funds' Service Agreement**
(i)    Legal Opinion**
(j)    Consent of Independent Accountants*
(k)    Not Applicable
(l)    Not Applicable
(m)    Not Applicable
(n)    Rule 18f-3 Plan*
(o)    Not Applicable
(p)    Codes of Ethics**

 *Filed herewith.
**Filed previously.
 +Filed  previously for First Union  National Bank; filed herewith for Citibank,
  N.A.
--------------------------------------------------------------------------------

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT Registrant is not controlled by or under common control with any person.

ITEM 25. INDEMNIFICATION
The Registrant's organizational documents contain provisions indemnifying Trustees and officers against liability incurred in their official capacity.
Article VII, Section 2 of the Declaration of Trust provides that the Registrant may indemnify and hold harmless each and every Trustee and officer from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to the performance of his or her duties as a Trustee or officer. However, this provision does not cover any liability to which a Trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Article VI of the By-Laws generally provides that the Registrant shall indemnify its Trustees and officers from any liability arising out of their past or present service in that capacity. Among other things, this provision excludes any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the Trustee's or officer's office with the Registrant.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
John A. Levin & Co., Inc. (Levin) is an investment adviser registered under the Advisers Act. The list required by this Item 26 of officers and directors of Levin, together with any information as to any business profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Schedules B and D of Form ADV filed by Levin pursuant to the Advisers Act (SEC File No. 801-18010).

Newell Associates (Newell) is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the Advisers Act). The list required by this Item 26 of officers and directors of Newell, together with any information as to any business profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Schedules B and D of Form ADV filed by Newell pursuant to the Advisers Act (SEC File No. 801-26949).

Turner Investment Partners, Inc., (Turner) is an investment adviser registered under the Advisers Act. The list required by this Item 26 of officers and partners of Turner, together with any information as to any business profession, vocation, or employment of substantial nature engaged in by such officers and partners during the past two years, is incorporated herein by reference from Schedules B and D of Form ADV filed by Turner pursuant to the Advisers Act (SEC File No. 801-07527).

The Vanguard Group, Inc. (Vanguard) is an investment adviser registered under the Advisers Act. The list required by this Item 26 of officers and directors of Vanguard, together with any information as to any business profession, vocation, or employment of substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Schedules B and D of Form ADV filed by Vanguard pursuant to the Advisers Act (SEC File No. 801-11953).

Wellington Management Company, LLP (Wellington Management) is an investment adviser registered under the Advisers Act. The list required by this Item 26 of officers and partners of Wellington Management, together with any information as to any business profession, vocation, or employment of substantial nature engaged in by such officers and partners during the past two years, is incorporated herein by reference from Schedules B and D of Form ADV filed by Wellington Management pursuant to the Advisers Act (SEC File No. 801-15908).

ITEM 27. PRINCIPAL UNDERWRITERS
(a)    Not Applicable
(b)    Not Applicable
(c)    Not Applicable

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

The books, accounts, and other documents required to be maintained by Section 31(a) under the 1940 Act and the rules promulgated thereunder will be maintained at the offices of Registrant; Registrant's Transfer Agent, The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, PA 19355; and the Registrant's Custodians, Citibank, N.A., 111 Wall Street, New York, NY 10005, and First Union National Bank, PA4943, 530 Walnut Street, Philadelphia, PA 19106.


ITEM 29. MANAGEMENT SERVICES
Other than as set forth under the description of The Vanguard Group in Part B of
this   Registration   Statement,   the   Registrant   is  not  a  party  to  any
management-related service contract.

ITEM 30. UNDERTAKINGS
Not Applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that itmeets all requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Valley Forge and the Commonwealth of Pennsylvania, on the 13th day of November, 2001.


                                              VANGUARD FENWAY FUNDS

                                   BY:_____________(signature)________________
                                                   -----------

                                    (HEIDI STAM) JOHN J. BRENNAN* CHAIRMAN AND
                                              CHIEF EXECUTIVE OFFICER

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

SIGNATURE                           TITLE                           DATE
--------------------------------------------------------------------------------
By:/S/ JOHN J. BRENNAN         President, Chairman, Chief     November 13, 2001
   --------------------------- Executive Officer, and Trustee
       (Heidi Stam)
      John J. Brennan*


By:/S/ CHARLES D ELLIS         Trustee                        November 13, 2001
   ---------------------------
       (Heidi Stam)
     Charles D. Ellis*


By:/S/ JOANN HEFFERNAN HEISEN  Trustee                        November 13, 2001
   ---------------------------
       (Heidi Stam)
     JoAnn Heffernan Heisen*


By:/S/ BRUCE K. MACLAURY       Trustee                        November 13, 2001
   ---------------------------
       (Heidi Stam)
      Bruce K. MacLaury*


By:/S/ BURTON G. MALKIEL       Trustee                        November 13, 2001
   ---------------------------
       (Heidi Stam)
       Burton G. Malkiel*


By:/S/ ALFRED M. RANKIN, JR.   Trustee                        November 13, 2001
   ---------------------------
       (Heidi Stam)
     Alfred M. Rankin, Jr.*


By:/S/ JAMES O. WELCH, JR.     Trustee                        November 13, 2001
   ---------------------------
       (Heidi Stam)
     James O. Welch, Jr.*


By:/S/ J. LAWRENCE WILSON      Trustee                        November 13, 2001
   ---------------------------
       (Heidi Stam)
     J. Lawrence Wilson*


By:/S/ THOMAS J. HIGGINS       Treasurer and Principal        November 13, 2001
   --------------------------- Financial Officer and Principal
       (Heidi Stam)            Accounting Officer
      Thomas J. Higgins*


*By Power of Attorney. See File Number 33-32548, filed on July 24, 2001. Incorporated by Reference.

                                INDEX TO EXHIBITS

Custodian Agreement. . . . . . . . . . . . . . . . . . . . . . . . . . . Ex-99.G
Consent of Independent Accountants. . . . . . . . . . . . . . . . . . . .Ex-99.J
Rule 18f-3 Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Ex-99.N